UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-23266

AIP ALTERNATIVE LENDING FUND P

(Exact name of Registrant as specified in Charter)

100 Front Street, Suite 400
West Conshohocken, Pennsylvania 19428-2881

(Address of principal executive offices)

Registrant’s Telephone Number, including Area Code: (800) 421-7572

Kara Fricke, Esq.
Morgan Stanley Investment Management Inc.
1633 Broadway
New York, New York 10019

 (Name and address of agent for service)

COPY TO:

Allison M. Fumai, Esq.
Dechert LLP
1095 Avenue of the Americas
New York, NY 10036-6797
(212) 698-3500

Date of fiscal year end: September 30

Date of reporting period: September 30, 2021

ITEM 1.	REPORTS TO STOCKHOLDERS. The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

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ALTERNATIVE INVESTMENT PARTNERS
AIP ALTERNATIVE LENDING FUND P Financial Statements with Report of Independent Registered Public Accounting Firm For the Year Ended September 30, 2021

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund P
Financial Statements with Report of Independent Registered Public Accounting Firm
For the Year Ended September 30, 2021

Contents

Management Commentary (Unaudited)	1
Report of Independent Registered Public Accounting Firm	4
Audited Financial Statements
Statement of Assets and Liabilities	5
Statement of Operations	6
Statements of Changes of Net Assets	7
Statement of Cash Flows	8
Notes to Financial Statements	9
Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)	17
Quarterly Portfolio Schedule (Unaudited)	17
Information Concerning Trustees and Officers (Unaudited)	18

Audited consolidated financial statements for AIP Alternative Lending Fund A for the year ended September 30, 2021 are attached to these financial statements and are an integral part thereof.

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund P
Management Commentary

Investment Objective and Strategy Summary

AIP Alternative Lending Fund P's (the "Fund") investment objective is to seek to provide total return with an emphasis on current income.

The Fund, through the investment of substantially all of its assets in AIP Alternative Lending Fund A (the "Master Fund"), seeks to achieve its investment objective by investing in alternative lending securities that generate interest or other income streams that Morgan Stanley AIP GP LP, the Master Fund's investment adviser (the "Investment Adviser"), believes offer access to credit risk premium. Alternative lending securities are loans originated through non-traditional, or alternative, lending platforms or securities that provide the Master Fund with exposure to such instruments. The "credit risk premium" is the difference in return between obligations viewed as low risk, such as high-quality, short-term government debt securities, and securities issued by private entities or other entities which are subject to credit risk. The credit risk premium is positive when interest payments or other income streams received in connection with a pool of alternative lending securities, minus the principal losses experienced by the pool, exceed the rate of return for risk-free obligations. By investing in alternative lending securities, the Master Fund is accepting the risk that some borrowers will not repay their loans in exchange for the expected returns associated with the receipt of interest payments and repayment of principal by those that do. There is no assurance that the credit risk premium will be positive for the Master Fund's investments at any time or on average and over time. However, the Master Fund seeks to benefit over the long-term from the difference between the amount of interest and principal received and losses experienced.

The alternative lending securities in which the Master Fund may invest are sourced through various alternative lending platforms as determined by the Investment Adviser. The Master Fund may invest in a broad range of alternative lending securities, including, but not limited to, (1) consumer loans, inclusive of specialty offerings such as education loans and elective medical loans; (2) small business loans, receivables and/or merchant cash advances, inclusive of specialty offerings such as purchasing and financing of future payment streams or asset-based financing; (3) specialty finance loans, including, but not limited to, automobile purchases, equipment finance, transportation leasing or real estate financing; (4) tranches of alternative lending securitizations, including, but not limited to, residual interests and/or majority-owned affiliates (MOAs); and (5) to a lesser extent, fractional interests in alternative lending securities and other types of equity, debt or derivative instruments that the Investment Adviser believes are appropriate. The Master Fund may also invest in both rated senior classes of asset-backed securities as well as residual interests in pools of alternative lending loans or securitizations.

Performance Discussion

	Average Annual Total Returns[1]
	One Year	Since Inception[2]
AIP Alternative Lending Fund P	28.90%	13.74%

1  Total returns assume reinvestment of all distributions and includes the impact of a sales load of 3% of an investor's subscription.

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ALTERNATIVE INVESTMENT PARTNERS

The chart below illustrates the growth of a hypothetical $50,000 investment in the Fund (net of a sales load of 3% of an investor's subscription) from its inception date of October 1, 2018 through September 30, 2021.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

During the twelve-month period ended September 30, 2021, the Fund returned 28.90% (including the impact of a sales load of 3% of an investor's subscription). The Fund, through its investment in the Master Fund, benefited from elevated performance in its portfolio of whole loans and asset-backed securities ("ABS"), strong gains in its platform equity investment in Upstart Holdings Inc. ("Upstart"), and profits generated from selling whole loans into securitizations.

The Master Fund's whole loan/ABS portfolio was the largest performance driver, extending a stretch of outperformance vs. ex-ante expectations that broadly commenced in May 2020 as U.S. employment began its rebound following the initial shock of the COVID-19 pandemic. Throughout the pandemic, household balance sheets that entered the crisis relatively well-positioned in aggregate supported consumer borrowers. Fiscal transfers, alongside short-term loan modification programs for struggling borrowers, buttressed consumers as the crisis progressed. The Master Fund's loan portfolio also benefited from exposure to borrowers with average credit scores and stated incomes that we believe were relatively less impacted by COVID-induced shutdowns, as compared to lower income and lower credit score borrowers. Additionally, loans acquired immediately after COVID shutdowns commenced generally provided tightened credit standards and/or enhanced interest rates for comparable borrower risk. Finally, we believe our active portfolio management of the Master Fund before and through the crisis added significant value for our investors.

Upstart common equity also significantly contributed. The Master Fund started acquiring Upstart equity securities ("Upstart shares") during the third quarter of 2019, while the company was still privately held. The Master Fund's pre-initial public offering ("IPO") total cost basis in Upstart shares was less than $6.3 million. Upstart went public during December 2020 (ticker: UPST), and the Master Fund sold a portion of its shares through the company's IPO and associated underwriter's option, fully recouping its cost basis while leaving the Master Fund with over 845,000 remaining shares. Remaining shares were subject to a 180-day post-IPO

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ALTERNATIVE INVESTMENT PARTNERS

lockup that expired in June 2021. While we remain excited by Upstart's long-term prospects, the Master Fund completed liquidation of its remaining Upstart shares in August 2021. Inclusive of all share sales, the Master Fund realized proceeds of over $122 million from its initial investment cost basis in Upstart shares of approximately $6.3 million. The remaining undistributed profits from Upstart share sales were distributed during September 2021 by the Master Fund to the Fund and ultimately to the Fund's shareholders of record on August 31, 2021. While realized Upstart shares gains had a significant positive impact on performance, we expect equity holdings to be a minor component of the Master Fund's investment strategy over time.

Finally, the Master Fund sold approximately $440,000,000 of whole loan principal into five securitizations during the fiscal year, while concurrently acquiring a portion of the residual interest in each transaction. Participation in securitization transactions provided further contribution to the Master Fund's overall positive returns.

Distributions

The Fund intends to declare and pay distributions of all or a portion of its net investment income on a quarterly basis and to distribute annually any realized capital gains. In addition, such distributions may include a return of capital.

Various factors will affect the level of the Fund's income, including the asset mix, the average maturity of the Master Fund's portfolio, the amount of leverage utilized by the Master Fund and the Master Fund's use of hedging. To permit the Fund to maintain a more stable quarterly distribution, the Fund may, from time to time, distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular quarterly period may be more or less than the amount of income actually earned by the Fund during that period. Undistributed income will add to the Fund's net asset value and, correspondingly, distributions from the Fund's income will reduce the Fund's net asset value.

Although there is no assurance that the Fund will be able to maintain a certain level of distributions, the Fund intends to declare and pay distributions of all or a portion of its net investment income on a quarterly basis and to distribute any realized capital gains at least annually. During the fiscal year, the Fund distributed $226.25 per share to shareholders, inclusive of $84.91 per share of realized gains.

Final Remarks

As a primarily consumer-focused private credit opportunity, during the past fiscal year alternative lending's yield, duration, and amortization characteristics continued to stand in stark contrast to most corporate debt. For these and other reasons, we believe that alternative lending could play an important role in investors' portfolios. While the 2021 fiscal year was an extraordinary period in which the Fund benefited from a confluence of factors, shareholders should not expect the outsized returns of 2021 to persist.

3

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of AIP Alternative Lending Fund P

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AIP Alternative Lending Fund P (the "Fund"), as of September 30, 2021, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at September 30, 2021, the results of its operations and its cash flows for the year then ended, and the changes in its net assets for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 2021, by correspondence with the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.

New York, New York
November 29, 2021

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ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund P
Statement of Assets and Liabilities
September 30, 2021

Assets
Investment in AIP Alternative Lending Fund A, at fair value (cost $515,628,610)	$522,250,928
Cash and cash equivalents	335,911
Distribution receivable from AIP Alternative Lending Fund A	268,463
Redemption receivable from AIP Alternative Lending Fund A	417,944
Total assets	523,273,246
Liabilities
Shareholder servicing fees payable	614,104
Payable for share repurchases	417,944
Distribution payable	268,463
Accrued expenses and other liabilities	213,118
Total liabilities	1,513,629
Net assets	$521,759,617
Net assets consist of:
Net capital	$514,250,724
Total distributable earnings (loss)	7,508,893
Net assets	$521,759,617
Net asset value per share:
473,205.983 shares issued and outstanding, no par value, 1,000,000 registered shares	$1,102.61
Maximum offering price per share ($1,102.61 plus sales load of 3% of net asset value per share)	$1,135.69

See accompanying notes and attached consolidated financial statements for AIP Alternative Lending Fund A.
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ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund P
Statement of Operations
For the Year Ended September 30, 2021

Investment Income
Dividends	$52,818,423
Expenses
Shareholder servicing fees	2,359,451
Professional fees	153,500
Transfer agent fees	145,089
Accounting and administration fees	19,750
Registration fees	15,840
Custody fees	5,698
Other expenses	57,750
Total expenses	2,757,078
Net investment income (loss)	50,061,345
Realized and unrealized gain (loss) from investment in AIP Alternative Lending Fund A
Net change in unrealized appreciation/depreciation on investment
in AIP Alternative Lending Fund A	4,484,883
Realized gain (loss) on investment in AIP Alternative Lending Fund A	792,008
Capital gain distributions from AIP Alternative Lending Fund A	20,219,014
Net realized and unrealized gain (loss) from investments	25,495,905
Net increase (decrease) in net assets resulting from operations	$75,557,250

See accompanying notes and attached consolidated financial statements for AIP Alternative Lending Fund A.
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ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund P
Statements of Changes in Net Assets

For the Year Ended September 30, 2020
Net increase (decrease) in net assets resulting from operations:
Net investment income (loss)	$8,328,920
Realized and unrealized gain (loss) from investment in AIP Alternative Lending Fund A	753,114
Net increase (decrease) in net assets resulting from operations	9,082,034
Distributions to shareholders from:
Distributions resulting from operations	(8,631,974)
Return of capital	(1,522,006)
Total distributions	(10,153,980)
Shareholder transactions:
Subscriptions (representing 65,385.780 shares)	66,753,499
Distributions reinvested (representing 5,373.936 shares)	5,348,726
Repurchases (representing 24,381.835 shares)	(24,579,087)
Net increase (decrease) in net assets from shareholder transactions	47,523,138
Total increase (decrease) in net assets	46,451,192
Net assets, beginning of year (representing 134,653.810 shares)	137,260,788
Net assets, end of year (representing 181,031.691 shares)	$183,711,980
For the Year Ended September 30, 2021
Net increase (decrease) in net assets resulting from operations:
Net investment income (loss)	$50,061,345
Realized and unrealized gain (loss) from investment in AIP Alternative Lending Fund A	25,495,905
Net increase (decrease) in net assets resulting from operations	75,557,250
Distributions to shareholders from:
Distributions resulting from operations	(70,140,656)
Return of capital	—
Total distributions	(70,140,656)
Shareholder transactions:
Subscriptions (representing 268,438.693 shares)	306,105,181
Distributions reinvested (representing 36,167.483 shares)	39,742,896
Repurchases (representing 12,431.884 shares)	(13,217,034)
Net increase (decrease) in net assets from shareholder transactions	332,631,043
Total increase (decrease) in net assets	338,047,637
Net assets, beginning of year (representing 181,031.691 shares)	183,711,980
Net assets, end of year (representing 473,205.983 shares)	$521,759,617

See accompanying notes and attached consolidated financial statements for AIP Alternative Lending Fund A.
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ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund P
Statement of Cash Flows
For the Year Ended September 30, 2021

Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$75,557,250
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Net change in unrealized appreciation/depreciation on investment in AIP Alternative Lending Fund A	(4,484,883)
Realized gain (loss) on investment in AIP Alternative Lending Fund A	(792,008)
Purchase of investment in AIP Alternative Lending Fund A	(346,371,124)
Sale of investment in AIP Alternative Lending Fund A	13,217,034
(Increase) decrease in redemption receivable from AIP Alternative Lending Fund A	12,607,580
(Increase) decrease in distribution receivable from AIP Alternative Lending Fund A	1,361,658
(Increase) decrease in prepaid investment in AIP Alternative Lending Fund A	1,000,000
Increase (decrease) in shareholder servicing fees payable	368,487
(Increase) decrease in other assets	1,851
Increase (decrease) in accrued expenses and other liabilities	78,615
Net cash provided by (used in) operating activities	(247,455,540)
Cash flows from financing activities
Subscriptions	304,965,181
Distributions, net of reinvestments	(31,759,418)
Repurchases, net of payable for share repurchases	(25,824,614)
Net cash provided by (used in) financing activities	247,381,149
Net change in cash and cash equivalents	(74,391)
Cash and cash equivalents at beginning of year	410,302
Cash and cash equivalents at end of year	$335,911
Supplemental disclosure of cash flow and non-cash information:
Distributions reinvested	$39,742,896

See accompanying notes and attached consolidated financial statements for AIP Alternative Lending Fund A.
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ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund P
Notes to Financial Statements
September 30, 2021

1.  Organization

AIP Alternative Lending Fund P (the "Fund") was organized under the laws of the State of Delaware as a statutory trust on June 14, 2017. The Fund commenced operations on October 1, 2018 and operates pursuant to an Agreement and Declaration of Trust (the "Trust Deed"). The Fund is registered under the U.S. Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified management investment company. While non-diversified for 1940 Act purposes, the Fund intends to comply with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as such requirements are described in Note 2. The Fund has no fixed termination date and will continue unless the Fund is otherwise terminated under the terms of the Trust Deed or unless and until required by law.

The Fund is a "Feeder" fund in a "Master-Feeder" structure whereby the Fund invests substantially all of its assets in AIP Alternative Lending Fund A (the "Master Fund"). The Master Fund is a statutory trust organized under the laws of the State of Delaware and is registered under the 1940 Act as a closed-end, non-diversified management investment company (notwithstanding its compliance with Subchapter M diversification requirements).

The Fund's investment objective is to seek to provide total return with an emphasis on current income. The Fund invests substantially all of its assets in the Master Fund, which has the same investment objective and strategies as the Fund. The Master Fund seeks to achieve its investment objective by investing, primarily through the Trust (as defined below), in alternative lending assets that generate interest or other income streams that the Adviser (as defined below) believes offer access to credit risk premium. Alternative lending assets include loans originated through non-traditional, or alternative, lending platforms ("Platforms") ("Loans") or alternative lending securities that provide the Master Fund with exposure to such instruments ("Securities"), collectively referred to as "Investments". Securities may include rated senior classes of asset- backed securities as well as unrated subordinated interests in pools of alternative lending securitizations and publicly or privately offered equity or debt securities, including warrants of Platforms or companies that own or operate Platforms.

As of September 30, 2021, the Fund had a 27.45% ownership interest in the Master Fund. The consolidated financial statements of the Master Fund, including the Consolidated Condensed Schedule of Investments, are attached to this report and should be read in conjunction with the Fund's financial statements.

The Master Fund generally invests in Loans through MPLI Capital Holdings (the "Trust"), a wholly-owned subsidiary trust of the Master Fund. The Trust was organized under the laws of the State of Delaware as a statutory trust on May 10, 2018. Wilmington Savings Fund Society, FSB, serves as the trustee of the Trust. The Trust operates pursuant to a trust agreement in order to achieve the Master Fund's investment objective, as described above.

Morgan Stanley AIP GP LP (the "Adviser") serves as the Master Fund's investment adviser. The Adviser is a limited partnership formed under the laws of the State of Delaware and is registered as an investment adviser

See accompanying notes and attached audited consolidated financial statements for AIP Alternative Lending Fund A.
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ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund P
Notes to Financial Statements (continued)

1.  Organization (continued)

under the Investment Advisers Act of 1940, as amended. The Adviser is an affiliate of Morgan Stanley and is responsible for providing day-to-day investment management services to the Master Fund, subject to the supervision of the Master Fund's Board of Trustees (each member a "Trustee" and, collectively, the "Board"). The Fund's Adviser and Board are the same as the Master Fund's.

The Board has overall responsibility for monitoring and overseeing the Adviser's implementation of the Fund's operations and investment program. A majority of the Trustees are not "interested persons" (as defined by the 1940 Act) of the Fund or the Adviser. The same Trustees also serve as the Master Fund's Board.

2.  Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("US GAAP"). Such policies are consistently followed by the Fund in preparation of its financial statements. Management has determined that the Fund is an investment company in accordance with the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services – Investment Companies," for the purpose of financial reporting. The preparation of the financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases or decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund's financial statements are stated in United States dollars.

Investment in the Fund

The Fund offers on a continuous basis through Morgan Stanley Distribution, Inc. (the "Distributor") up to 1,000,000 shares of beneficial interest ("Shares"). The initial closing date ("Initial Closing Date") for the public offering of Shares was October 1, 2018. Shares were offered during an initial public offering period which ended on the Initial Closing Date at an initial offering price of $1,000 per Share and have been offered in a continuous offering thereafter at the Fund's then current net asset value per Share. The Distributor may enter into selected dealer agreements with various brokers and dealers (in such capacity, "Service Agents") that have agreed to participate in the distribution of the Fund's Shares. The Distributor is an affiliate of the Adviser and may be affiliated with one of more service agents. Shares may be purchased as of the first business day of each month at the Fund's then current net asset value ("NAV") per Share, plus any applicable sales load from the Distributor or Service Agent. Investors purchasing Shares in the Fund ("Shareholders") may be charged a sales load of up to 3% of the amount of the investor's purchase. The Distributor or Service Agent may, in its discretion, waive the sales load for certain investors.

Shares are to be sold only to investors that represent that they are "accredited investors" within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended. The Distributor and/or any Service Agent may impose additional eligibility requirements for investors who purchase shares through the Distributor or such Service Agent. The minimum initial investment in the Fund by any investor is $50,000 and the minimum additional investment in the Fund by any investor is $25,000. The minimum

See accompanying notes and attached audited consolidated financial statements for AIP Alternative Lending Fund A.
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AIP Alternative Lending Fund P
Notes to Financial Statements (continued)

2.  Significant Accounting Policies (continued)

Investment in the Fund (continued)

initial and additional investments may be reduced by the Fund with respect to certain individual investors or classes of investors. Investors may only purchase their Shares through the Distributor or through a Service Agent.

The Fund may, from time to time, offer to repurchase Shares pursuant to written tenders by Shareholders, and each such repurchase offer will generally be conducted in parallel with similar repurchase offers made by the Master Fund with respect to shares of the Master Fund. Each such similar offer by the Master Fund with respect to shares of the Master Fund will generally apply to between 5% to 25% of the net assets of the Master Fund. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Master Fund should offer to repurchase Shares, the Board will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Adviser expects that, generally, it will recommend to the Board that the Master Fund offers to repurchase Shares from Shareholders quarterly, with such repurchases to occur as of each March 31, June 30, September 30 and December 31. Each repurchase offer will generally commence approximately 90 days prior to the applicable repurchase date.

Investment in the Master Fund

The Fund records its investment in the Master Fund at fair value, which is represented by the Fund's proportionate interest in the net assets of the Master Fund as of September 30, 2021. Valuation of Loans and Securities held by the Master Fund, including the Master Fund's disclosure of Investments under the three- tier hierarchy, is discussed in the notes to the Master Fund's consolidated financial statements. The performance of the Fund is directly affected by the performance of the Master Fund. The consolidated financial statements of the Master Fund, which are attached, are an integral part of these financial statements. Refer to the accounting policies disclosed in the consolidated financial statements of the Master Fund for additional information regarding significant accounting policies that affect the Fund.

Cash and Cash Equivalents

Cash and cash equivalents consist of cash held on deposit and short-term highly liquid investments that are readily convertible to known amounts of cash and have maturities of three months or less. As of September 30, 2021, the Fund did not hold any cash equivalents.

Income Recognition and Expenses

The Fund recognizes income and records expenses on an accrual basis. Income, expenses, and realized and unrealized gains and losses are recorded monthly. The changes in fair value of the investment in the Master Fund are included in net change in unrealized appreciation/depreciation on investments in the Statement of Operations. Realized gain (loss) from investments in the Master Fund is calculated using specific identification.

See accompanying notes and attached audited consolidated financial statements for AIP Alternative Lending Fund A.
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AIP Alternative Lending Fund P
Notes to Financial Statements (continued)

2.  Significant Accounting Policies (continued)

Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its Shareholders. Therefore, no provision for federal income tax is required. The Fund files tax returns with the U.S. Internal Revenue Service and various states. The Fund may be subject to taxes imposed by countries which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net realized appreciation, as applicable, as the income is earned or capital gains are recorded. The Fund has concluded there are no significant uncertain tax positions that would require recognition in the financial statements as of September 30, 2021. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Generally, open tax years under potential examination vary by jurisdiction, but at least each of the tax years in the period from October 1, 2018 (commencement of operations) to September 30, 2021 remain subject to examination by major taxing authorities.

As of September 30, 2021, the cost and related gross unrealized appreciation and depreciation for tax purposes were as follows:

Cost of investments for tax purposes	$515,628,239
Gross tax unrealized appreciation	6,622,689
Gross tax unrealized depreciation	—
Net tax unrealized appreciation/depreciation on investments	$6,622,689

As of September 30, 2021, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed ordinary income	$928,237
Undistributed long-term capital gains	—
Total undistributed income and gains	928,237
Net unrealized appreciation/depreciation	6,622,689
Other Book/Tax differences	(41,662)
Total accumulated gain/(loss)	$7,509,264

The difference between book-basis unrealized appreciation/depreciation (as shown in the Statement of Assets and Liabilities) and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to tax mark-to-market adjustments.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes.

See accompanying notes and attached audited consolidated financial statements for AIP Alternative Lending Fund A.
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ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund P
Notes to Financial Statements (continued)

2.  Significant Accounting Policies (continued)

Income Taxes (continued)

The tax character of distributions paid during the year ended September 30, 2021 and 2020 was as follows:

	September 30, 2021	September 30, 2020
Distributions paid from:
Net investment income	$49,129,634	$8,631,974
Capital gains	21,011,022	—
In excess of distributable earnings	—	1,522,006
Total	$70,140,656	$10,153,980

The amount and character of income and gains due to be distributed are determined in accordance with income tax regulations which may differ from US GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of deductibility of certain expenses.

The Fund had no permanent differences resulting in reclassifications among the Fund's components of net assets for the year ended September 30, 2021.

Distribution of Income and Gains

The Fund declares and pays distributions of all or a portion of its net investment income on a quarterly basis. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

The Master Fund intends to be treated as a dealer in securities within the meaning of Section 475 of the Code and anticipates marking to market eligible the Investments it holds at the close of each taxable year. Any gain or loss deemed realized under the mark to market rules will likely be ordinary.

In order to satisfy the diversification requirements under Subchapter M of the Code, the Fund generally invests its assets in the Master Fund, which invests in Investments that are treated as indebtedness for U.S. tax purposes. As such, the Fund expects that its distributions generally will be taxable as ordinary income to the Shareholders.

Pursuant to the dividend reinvestment plan established by the Fund (the "DRIP"), each Shareholder whose Shares are registered in its own name will automatically be a participant under the DRIP and have all income, dividends, and capital gains distributions automatically reinvested in additional Shares unless such Shareholder specifically elected to receive all income, dividends, and capital gain distributions in cash.

See accompanying notes and attached audited consolidated financial statements for AIP Alternative Lending Fund A.
13

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund P
Notes to Financial Statements (continued)

3.  Subscriptions Received in Advance

Subscriptions received in advance represents cash proceeds received by the Fund prior to year-end related to Shareholder subscriptions to be made effective October 1, 2021. As of September 30, 2021, the Fund did not have any subscriptions received in advance.

4.  Prepaid Investments

Prepaid investments in AIP Alternative Lending Fund A represents amounts transferred to the Master Fund prior to year-end related to the investments to be made effective October 1, 2021. As of September 30, 2021, the Fund did not have any prepaid investments.

5.  Management Fee, Related Party Transactions and Other

The Fund bears all expenses incurred in the business of the Fund, as well as indirectly its pro rata portion of all expenses incurred by the Master Fund and certain ongoing costs associated with the Fund's continuous offering. The Fund does not pay the Adviser a management fee; however, as a holder of shares of the Master Fund, the Fund and its Shareholders are indirectly subject to the management fees to be charged to the Master Fund by the Adviser.

The Adviser has agreed to waive fees and/or reimburse the Master Fund to the extent that the ordinary operating expenses incurred by the Master Fund in any calendar year exceed 2.00% of the Master Fund's average annual Managed Assets (as defined below), calculated as of the end of each calendar month. Ordinary operating expenses exclude platform fees, borrowing costs, certain investment related expenses, and extraordinary expenses. "Managed Assets" means the total assets of the Master Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Master Fund's accrued liabilities (other than liabilities representing borrowings for investment purposes).

The Adviser has agreed to reimburse the Fund to the extent that the ordinary expenses incurred by the Fund in any calendar year exceed 1.00% of the Fund's average annual net assets, calculated as of the end of each calendar month. Ordinary expenses exclude (i) the Fund's proportionate share of the management fees paid to the Adviser by the Master Fund, (ii) the Fund's proportionate share of the other expenses of the Master Fund, and (iii) the Fund's extraordinary expenses (i.e. expenses incurred by the Fund outside the of the ordinary course of business, indemnification expenses, and expenses in connection with holding and/or soliciting proxies for a meeting of Shareholders, taking into account any expense waivers).

For the year ended September 30, 2021, the Adviser did not reimburse the Fund as the ordinary operating expenses were below 1.00% of the Fund's average annual net assets.

The Fund pays the Distributor, and the Distributor pays each Service Agent, a monthly distribution and shareholder servicing fee of up to 0.0625% (0.75% on an annualized basis) of the NAV of the outstanding Shares attributable to the clients of the Service Agent who are invested in the Fund through the Service Agent.

See accompanying notes and attached audited consolidated financial statements for AIP Alternative Lending Fund A.
14

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund P
Notes to Financial Statements (continued)

5.  Management Fee, Related Party Transactions and Other (continued)

In exchange for this fee, the Service Agent provides distribution, marketing and/or sales support services. In addition, each Service Agent provides the shareholder services such as assisting in establishing and maintaining accounts and records relating to clients that invest in Shares, responding to client inquiries relating to the services performed by the Service Agent, responding to routine inquiries from clients concerning their investments in Shares, assisting clients in changing account designations and addresses, assisting in processing client repurchase requests and providing such other similar services as permitted under applicable statutes, rules and regulations. For the year ended September 30, 2021, the Fund incurred shareholder servicing fees of $2,359,451, of which $614,104 was payable as of September 30, 2021.

U.S. Bancorp Fund Services, LLC ("USBFS") provides accounting and administrative services to the Fund. Under an administrative services agreement, USBFS is paid an administrative fee, computed and payable monthly at an annual rate based on the aggregate monthly total assets of the Fund.

U.S. Bank National Association ("USB N.A.") serves as the custodian to the Fund. Under a custody services agreement, USB N.A. is paid a custody fee monthly based on the average daily market value of any securities and cash held in the portfolio.

UMB Fund Services, Inc. serves as the Fund's transfer agent. Transfer agent fees are payable monthly based on an annual base fee, annual per Shareholder account charges, and out-of-pocket expenses incurred by the transfer agent on the Fund's behalf.

6.  Market Risk

Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak could impact the operations and financial performance of certain of the Fund's investments. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including, (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

7.  Contractual Obligations

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

See accompanying notes and attached audited consolidated financial statements for AIP Alternative Lending Fund A.
15

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund P
Notes to Financial Statements (continued)

8.  Financial Highlights

The following represents per Share data, ratios to average net assets and other financial highlights information for Shareholders.

	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019 (f)
For a Share outstanding throughout the year:
Net asset value, beginning of year	$1,014.81	$1,019.36	$1,000.00
Net investment income (loss) (a)	182.01	46.27	74.26
Net realized and unrealized gain (loss) from investments	132.04	5.07	8.07
Net increase (decrease) resulting from operations	314.05	51.34	82.33
Distributions paid from:
Net investment income	(141.34)	(47.51)	(62.97)
Realized gain	(84.91)	—	—
Return of capital	—	(8.38)	—
Total distributions	(226.25)	(55.89)	(62.97)
Net increase (decrease) in net asset value	87.80	(4.55)	19.36
Net asset value, end of year	$1,102.61	$1,014.81	$1,019.36
Total return (b)	32.76%	5.24%	8.49%
Ratio of total expenses before expense waivers and reimbursements (c)	3.07%	4.85%	4.30%
Ratio of total expenses after expense waivers and reimbursements (c)	3.07%	4.85%	4.21%
Ratio of net investment income (loss) (d)	12.34%	18.78%	17.06%
Portfolio turnover (e)	60.96%	33.85%	26.54%
Net assets, end of year (000s)	$521,760	$183,712	$137,261

(a)  Calculated based on the average shares outstanding methodology, and excludes net investment income allocated from the Master Fund.

(b)  Total return assumes a subscription of a Share to the Fund at the beginning of the year indicated and a repurchase of a Share on the last day of the year, assumes reinvestment of all distributions for the year, and does not reflect the impact of the sales load, if any, incurred when subscribing to the Fund.

(c)  Includes net expenses of the Master Fund.

(d)  Includes income and expenses of the Master Fund adjusted for distributions paid to the Fund.

(e)  The portfolio turnover rate reflects investment activity of the Master Fund.

(f)  The Fund commenced operations on October 1, 2018.

The above ratios and total returns have been calculated for the Shareholders taken as a whole. An individual Shareholder's return and ratios may vary from these returns and ratios due to the timing of Share transactions.

9.  Subsequent Events

Unless otherwise stated throughout the Notes to the Financial Statements, the Fund noted no subsequent events that require disclosure in or adjustment to the financial statements through the date the financial statements were available to be issued.

See accompanying notes and attached audited consolidated financial statements for AIP Alternative Lending Fund A.
16

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund P

Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)

If applicable, a copy of (1) the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's investments; and (2) how the Fund voted proxies relating to Fund investments during the most recent period ended June 30, is available without charge, upon request, by calling the Fund at 1-888-322-4675. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

Quarterly Portfolio Schedule (Unaudited)

The Fund also files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the Fund's first and third fiscal quarters on Form N-PORT. The Fund's Forms N-PORT are available on the Securities and Exchange Commission's website at http://www.sec.gov and Morgan Stanley's public website, www.morganstanley.com/im/shareholderreports. Once filed, the most recent Form N-PORT will be available without charge, upon request, by calling the Fund at 1-888-322-4675.

Important Tax Information (Unaudited)

The Fund designates up to a maximum of $49,129,634 as interest-related dividends.

The Fund designates up to a maximum of $21,011,022 as long-term capital gain dividends.

The Fund designates up to a maximum of $49,129,634 as a dividend subject to 163(j).

17

ALTERNATIVE INVESTMENT PARTNERS

Information Concerning Trustees and Officers (Unaudited)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994- September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Trustee	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Trustee	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005- 2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

18

ALTERNATIVE INVESTMENT PARTNERS

Information Concerning Trustees and Officers (Unaudited) (continued)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Trustee	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	87	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

19

ALTERNATIVE INVESTMENT PARTNERS

Information Concerning Trustees and Officers (Unaudited) (continued)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Trustee	Since August 2006

Chairperson of the Risk Committee (since January 2021);Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Trustee	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer - Global Asset Management (2013-2015); President, JPMorgan Funds (2010- 2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	None
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Trustee	Chair of the Board since August 2020 and Trustee since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	86	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

20

ALTERNATIVE INVESTMENT PARTNERS

Information Concerning Trustees and Officers (Unaudited) (continued)

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Public Markets Product Development (since 2006).

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

  In addition, the following individuals who are officers of the Adviser or its affiliates serve as assistant secretaries of the Trust: Princess Kludjeson, Kristina B. Magolis, Francesca Mead and Jill R. Whitelaw.

21

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund P

100 Front Street, Suite 400
West Conshohocken, PA 19428

Trustees

W. Allen Reed, Chairperson of the Board and Trustee
Frank L. Bowman
Kathleen A. Dennis
Nancy C. Everett
Jakki L. Haussler
Dr. Manual H. Johnson
Joseph J. Kearns
Michael F. Klein
Patricia Maleski

Officers

John H. Gernon, President and Principal Executive Officer
Matthew Graver, Vice President
Michael J. Key, Vice President
Deidre Downes, Chief Compliance Officer
Francis J. Smith, Treasurer and Principal Financial Officer
Mary E. Mullin, Secretary

Master Fund's Investment Adviser

Morgan Stanley AIP GP LP
100 Front Street, Suite 400
West Conshohocken, PA 19428

Administrator and Fund Accounting Agent

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian

U.S. Bank National Association
1555 North Rivercenter Drive, MK-WI-S302
Milwaukee, WI 53212

Transfer Agent

UMB Fund Services, Inc.
235 W Galena Street
Milwaukee, WI 53212

Independent Registered Public Accounting Firm

Ernst & Young LLP
One Manhattan West
New York, New York 10001-8604

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
1155 Avenue of the Americas
New York, NY 10036

22

ALTERNATIVE INVESTMENT PARTNERS
AIP ALTERNATIVE LENDING FUND A Consolidated Financial Statements with Report of Independent Registered Public Accounting Firm For the Year Ended September 30, 2021

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Consolidated Financial Statements with Report of
Independent Registered Public Accounting Firm
For the Year Ended September 30, 2021

Contents

Management Commentary (Unaudited)	1
Report of Independent Registered Public Accounting Firm	4
Audited Consolidated Financial Statements
Consolidated Statement of Assets and Liabilities	5
Consolidated Statement of Operations	6
Consolidated Statements of Changes of Net Assets	7
Consolidated Statement of Cash Flows	8
Consolidated Condensed Schedule of Investments.	9
Notes to Consolidated Financial Statements	12
Investments Advisory Agreement Approval (Unaudited)	24
Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)	27
Quarterly Portfolio Schedule (Unaudited)	27
U.S. Privacy Policy (Unaudited)	28
Information Concerning Trustees and Officers (Unaudited)	31

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Management Commentary

Investment Objective and Strategy Summary

AIP Alternative Lending Fund A's (the "Fund") investment objective is to seek to provide total return with an emphasis on current income.

The Fund seeks to achieve its investment objective by investing in alternative lending securities that generate interest or other income streams that Morgan Stanley AIP GP LP (the "Investment Adviser") believes offer access to credit risk premium. Alternative lending securities are loans originated through non-traditional, or alternative, lending platforms or securities that provide the Fund with exposure to such instruments. The "credit risk premium" is the difference in return between obligations viewed as low risk, such as high-quality, short-term government debt securities, and securities issued by private entities or other entities which are subject to credit risk. The credit risk premium is positive when interest payments or other income streams received in connection with a pool of alternative lending securities, minus the principal losses experienced by the pool, exceed the rate of return for risk-free obligations. By investing in alternative lending securities, the Fund is accepting the risk that some borrowers will not repay their loans in exchange for the expected returns associated with the receipt of interest payments and repayment of principal by those that do. There is no assurance that the credit risk premium will be positive for the Fund's investments at any time or on average and over time. However, the Fund seeks to benefit over the long-term from the difference between the amount of interest and principal received and losses experienced.

The alternative lending securities in which the Fund may invest are sourced through various alternative lending platforms as determined by the Investment Adviser. The Fund may invest in a broad range of alternative lending securities, including, but not limited to, (1) consumer loans, inclusive of specialty offerings such as education loans and elective medical loans; (2) small business loans, receivables and/or merchant cash advances, inclusive of specialty offerings such as purchasing and financing of future payment streams or asset-based financing; (3) specialty finance loans, including, but not limited to, automobile purchases, equipment finance, transportation leasing or real estate financing; (4) tranches of alternative lending securitizations, including, but not limited to, residual interests and/or majority-owned affiliates (MOAs); and (5) to a lesser extent, fractional interests in alternative lending securities and other types of equity, debt or derivative instruments that the Investment Adviser believes are appropriate. The Fund may also invest in both rated senior classes of asset-backed securities as well as residual interests in pools of alternative lending loans or securitizations.

Performance Discussion

	Average Annual Total Returns[1]
	One Year	Since Inception[2]
AIP Alternative Lending Fund A	33.97%	15.99%

1  Total returns assume reinvestment of all distributions.

2  The Fund commenced operations on October 1, 2018.

ALTERNATIVE INVESTMENT PARTNERS

The chart below illustrates the growth of a hypothetical $50,000 investment in the Fund from its inception date of October 1, 2018 through September 30, 2021.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

During the twelve-month period ended September 30, 2021, the Fund returned 33.97%. The Fund benefited from elevated performance in its portfolio of whole loans and asset-backed securities ("ABS"), strong gains in its platform equity investment in Upstart Holdings Inc. ("Upstart"), and profits generated from selling whole loans into securitizations.

The Fund's whole loan/ABS portfolio was the largest performance driver, extending a stretch of outperformance vs. ex-ante expectations that broadly commenced in May 2020 as U.S. employment began its rebound following the initial shock of the COVID-19 pandemic. Throughout the pandemic, household balance sheets that entered the crisis relatively well-positioned in aggregate supported consumer borrowers. Fiscal transfers, alongside short-term loan modification programs for struggling borrowers, buttressed consumers as the crisis progressed. The Fund's loan portfolio also benefited from exposure to borrowers with average credit scores and stated incomes that we believe were relatively less impacted by COVID-induced shutdowns, as compared to lower income and lower credit score borrowers. Additionally, loans acquired immediately after COVID shutdowns commenced generally provided tightened credit standards and/or enhanced interest rates for comparable borrower risk. Finally, we believe our active portfolio management before and through the crisis added significant value for our investors.

Upstart common equity also significantly contributed. The Fund started acquiring Upstart equity securities ("Upstart shares") during the third quarter of 2019, while the company was still privately held. The Fund's pre-initial public offering ("IPO") total cost basis in Upstart shares was less than $6.3 million. Upstart went public during December 2020 (ticker: UPST), and the Fund sold a portion of its shares through the company's IPO and associated underwriter's option, fully recouping its cost basis while leaving the Fund with over 845,000 remaining shares. Remaining shares were subject to a 180-day post-IPO lockup that expired in

ALTERNATIVE INVESTMENT PARTNERS

June 2021. While we remain excited by Upstart's long-term prospects, the Fund completed liquidation of its remaining Upstart shares in August 2021. Inclusive of all share sales, the Fund realized proceeds of over $122 million from its initial investment cost basis in Upstart shares of approximately $6.3 million. The remaining undistributed profits from Upstart share sales were distributed during September 2021 to shareholders of record on August 31, 2021. While realized Upstart shares gains had a significant positive impact on performance, we expect equity holdings to be a minor component of the Fund's investment strategy over time.

Finally, the Fund sold approximately $440,000,000 of whole loan principal into five securitizations during the fiscal year, while concurrently acquiring a portion of the residual interest in each transaction. Participation in securitization transactions provided further contribution to the Fund's overall positive returns.

Distributions

The Fund intends to declare and pay distributions of all or a portion of its net investment income on a quarterly basis and to distribute annually any realized capital gains. In addition, such distributions may include a return of capital.

Various factors will affect the level of the Fund's income, including the asset mix, the average maturity of the Fund's portfolio, the amount of leverage utilized by the Fund and the Fund's use of hedging. To permit the Fund to maintain a more stable quarterly distribution, the Fund may, from time to time, distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular quarterly period may be more or less than the amount of income actually earned by the Fund during that period. Undistributed income will add to the Fund's net asset value and, correspondingly, distributions from the Fund's income will reduce the Fund's net asset value.

Although there is no assurance that the Fund will be able to maintain a certain level of distributions, the Fund intends to declare and pay distributions of all or a portion of its net investment income on a quarterly basis and to distribute any realized capital gains at least annually. During the fiscal year, the Fund distributed $238.43 per share to shareholders, inclusive of $85.00 per share of realized gains.

Final Remarks

As a primarily consumer-focused private credit opportunity, during the past fiscal year alternative lending's yield, duration, and amortization characteristics continued to stand in stark contrast to most corporate debt. For these and other reasons, we believe that alternative lending could play an important role in investors' portfolios. While the 2021 fiscal year was an extraordinary period in which the Fund benefited from a confluence of factors, shareholders should not expect the outsized returns of 2021 to persist.

3

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of AIP Alternative Lending Fund A

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of AIP Alternative Lending Fund A (the "Fund"), including the consolidated condensed schedule of investments, as of September 30, 2021, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at September 30, 2021, the consolidated results of its operations and its cash flows for the year then ended and the consolidated changes in its net assets for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 2021, by correspondence with the custodians and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.

New York, New York
November 29, 2021

4

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Consolidated Statement of Assets and Liabilities
September 30, 2021

Assets
Investments in loans, at fair value (cost $1,537,726,678)	$1,475,806,559
Investments in securities, at fair value (cost $48,286,488)	49,339,815
Cash and cash equivalents	261,590,918
Restricted cash	119,521,360
Deposits for issuing loans	9,245,023
Interest receivable	13,186,783
Paydown receivable	7,998,132
Receivable for fund investments sold	393,195
Other assets	7,340,642
Total assets	1,944,422,427
Liabilities
Subscriptions received in advance	31,526,000
Payable for purchases of investments in loans	1,865,971
Payable for share repurchases	2,374,306
Management fee payable	2,267,658
Loan servicing fee payable	927,648
Distributions payable	268,463
Accrued expenses and other liabilities	2,533,013
Total liabilities	41,763,059
Net assets	$1,902,659,368
Net assets consist of:
Net capital	1,882,851,845
Total distributable earnings (loss)	19,807,523
Net assets	$1,902,659,368
Net asset value per share:
1,723,912.118 shares issued and outstanding, no par value, 2,500,000 registered shares	$1,103.69

The accompanying notes are an integral part of these consolidated financial statements and should be read in conjunction therewith.
5

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Consolidated Statement of Operations
For the Year Ended September 30, 2021

Investment Income
Interest income	$171,561,027
Dividend income	31,695
Other income	1,301,689
Total investment income	172,894,411
Expenses
Loan servicing fees	9,491,252
Management fees	9,135,227
Interest expense	1,897,145
Accounting and administration fees	807,164
Valuation agent fees	792,580
Credit facility expenses	761,008
Professional fees	702,465
Custody fees	478,344
Registration expenses	252,309
Transfer agent fees	40,401
Trustees fees	27,000
Other expenses	186,418
Total expenses	24,571,313
Net investment income (loss)	148,323,098
Realized and unrealized gain (loss) from investments
Net realized gain (loss) on investments in loans	(14,716,266)
Net realized gain (loss) on investments in securities	132,351,656
Net realized gain (loss) on investments	117,635,390
Net change in unrealized appreciation/depreciation on investments in loans	11,979,367
Net change in unrealized appreciation/depreciation on investments in securities	(870,735)
Net change in unrealized appreciation/depreciation on investments	$11,108,632
Net realized and unrealized gain (loss) from investments	$128,744,022
Net increase (decrease) in net assets resulting from operations	$277,067,120

The accompanying notes are an integral part of these consolidated financial statements and should be read in conjunction therewith.
6

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Consolidated Statement of Changes in Net Assets

For the Year Ended September 30, 2020
Net increase (decrease) in net assets resulting from operations:
Net investment income (loss)	$119,653,964
Net realized gain (loss) from investments	(30,359,581)
Net change in unrealized appreciation/depreciation on investments	(53,257,201)
Net increase (decrease) in net assets resulting from operations	36,037,182
Distributions to shareholders from:
Distributions resulting from operations	(33,717,087)
Return of capital	(4,547,978)
Total distributions	(38,265,065)
Shareholder transactions:
Subscriptions (representing 216,642.741 shares)	221,588,266
Distributions reinvested (representing 30,676.244 shares)	30,583,417
Repurchases (representing 63,638.055 shares)	(63,953,142)
Net increase (decrease) in net assets from shareholder transactions	188,218,541
Total increase (decrease) in net assets	185,990,658
Net assets, beginning of year (representing 440,415.309 shares)	449,087,280
Net assets, end of year (representing 624,096.239 shares)	$635,077,938
For the Year Ended September 30, 2021
Net increase (decrease) in net assets resulting from operations:
Net investment income (loss)	$148,323,098
Net realized gain (loss) from investments	117,635,390
Net change in unrealized appreciation/depreciation on investments	11,108,632
Net increase (decrease) in net assets resulting from operations	277,067,120
Distributions to shareholders from:
Distributions resulting from operations	(263,915,917)
Total distributions	(263,915,917)
Shareholder transactions:
Subscriptions (representing 964,480.494 shares)	1,105,854,384
Distributions reinvested (representing 167,852.487 shares)	184,186,990
Repurchases (representing 32,517.102 shares)	(35,611,147)
Net increase (decrease) in net assets from shareholder transactions	1,254,430,227
Total increase (decrease) in net assets	1,267,581,430
Net assets, beginning of year (representing 624,096.239 shares)	635,077,938
Net assets, end of year (representing 1,723,912.118 shares)	$1,902,659,368

The accompanying notes are an integral part of these consolidated financial statements and should be read in conjunction therewith.
7

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Consolidated Statement of Cash Flows
For the Year Ended September 30, 2021

Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$277,067,120
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Net realized (gain) loss from investments	(117,635,390)
Net change in unrealized appreciation/depreciation on investments	(11,108,632)
Purchases of investments in loans	(1,729,284,735)
Proceeds from principal payments from investments in loans	588,273,389
Proceeds from principal payments from investments in securities	32,158,105
Proceeds from sales of investments in loans	389,833,165
Proceeds from sales of investments in securities	159,573,364
Amortization of premiums	154,318
(Increase) decrease in interest receivable	(3,861,285)
(Increase) decrease in other assets	(7,138,550)
(Increase) decrease in paydown receivable	(6,392,791)
(Increase) decrease in incentive receivable	284,182
(Increase) decrease in receivable for fund investments sold	810,250
Increase (decrease) in payable for purchases of investments in loans	1,439,242
Increase (decrease) in interest payable	(382,665)
Increase (decrease) in loan servicing fee payable	512,598
Increase (decrease) in management fee payable	1,170,941
Increase (decrease) in accrued expenses and other liabilities	1,614,220
Net cash provided by (used in) operating activities	(422,913,154)
Cash flows from financing activities
Proceeds from advances on line of credit	169,000,000
Repayments on line of credit	(394,000,000)
Subscriptions, including those received in advance	1,135,755,384
Distributions, net of reinvestments	(82,260,239)
Repurchases, net of payable for share repurchases	(52,899,612)
Net cash provided by (used in) financing activities	775,595,533
Net change in cash, cash equivalents and restricted cash	352,682,379
Cash, cash equivalents and restricted cash at beginning of year	37,674,922
Cash, cash equivalents and restricted cash at end of year	$390,357,301
Supplemental disclosure of cash flow and non-cash information:
Cash paid during the year for interest	$2,279,810
Distributions reinvested	$184,186,990
Securitized assets received through in-kind transfers	$74,256,820

The following tables provides a reconciliation of cash, cash equivalents, restricted cash, and deposits for issuing loans reported within the Consolidated Statement of Assets and Liabilities that sum to the total of the same amount above as of September 30, 2021:

Cash and cash equivalents	$261,590,918
Restricted cash	119,521,360
Deposits for issuing loans	9,245,023
Total cash, cash equivalents, restricted cash, and deposits for issuing loans at September 30, 2021	$390,357,301

The accompanying notes are an integral part of these consolidated financial statements and should be read in conjunction therewith.
8

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Consolidated Condensed Schedule of Investments
September 30, 2021

	Platform	Original Acquisition Date	Principal Amount	Cost	Fair Value
LOANS – 77.57% (a)
Consumer Loans – 72.46%
United States – 72.46%
Total Consumer Loans, 18.15%, 11/01/2020 - 05/12/2028 (b)(c)(d)	Lending Club, Marlette, Prosper, SoFi,		$1,428,494,651	$1,431,005,227	$1,378,597,842
	Upgrade, Upstart
Small Business Loans – 4.82%
United States – 4.82%
74638c26-c9a2-46c9-8ab4-3707f828c4c6, 19.70%, 08/15/2024	Funding Circle	02/19/2019	173,694	173,694	168,953
77b25e4e-6188-4b53-8373-414efb710fec, 17.99%, 07/24/2024	Funding Circle	07/26/2019	168,110	168,110	164,642
8e21c244-9433-41b9-8cce-903136f85382, 11.99%, 07/18/2024	Funding Circle	07/22/2019	159,660	159,660	155,368
4e0f312b-a1fe-4ccb-aca0-f49fc9bab66e, 15.82%, 05/07/2024	Funding Circle	05/09/2019	157,265	157,265	151,258
5ab4e1d3-cb8d-4287-9b88-77dc804b5b8f, 10.79%, 02/22/2024	Funding Circle	02/25/2019	137,628	137,628	133,501
c34e9f44-8182-4a3a-99d5-03f86f3b8b51, 15.82%, 12/21/2023	Funding Circle	12/26/2018	135,730	135,730	132,164
69bcce37-c812-4eb7-bfa1-17c7035cf4b2, 15.82%, 04/25/2024	Funding Circle	04/29/2019	123,012	123,012	118,742
2b35d052-468c-4988-bfd6-542994c93761, 10.79%, 06/19/2024	Funding Circle	06/21/2019	123,098	123,098	118,563
1518a887-aa81-4367-87a7-6e011bbe86de, 10.79%, 05/24/2024	Funding Circle	05/28/2019	119,878	119,878	115,675
ee8e5373-bab6-4fb8-8802-ee0893144489, 10.79%, 04/26/2024	Funding Circle	04/29/2019	116,628	116,628	112,741
ecf1c740-1a60-4cbc-abf7-a410f2bc8bc4, 10.79%, 04/15/2024	Funding Circle	04/17/2019	116,627	116,627	112,713
d7654761-d0db-41b1-bdae-7cd76de9f049, 10.79%, 02/21/2024	Funding Circle	02/25/2019	110,040	110,040	106,739
4556409, 4.41%, 03/23/2023 (e)	Square	09/27/2021	112,355	105,395	106,149
ac0dff7f-7392-42bd-8ec8-d96a99988cf9, 8.50%, 10/05/2024	Funding Circle	04/09/2019	105,493	105,493	105,089
4558164, 4.57%, 03/23/2023 (e)	Square	09/27/2021	111,923	104,758	105,044
8372bf5b-a701-404a-8167-c2b3ef36b69b, 15.82%, 09/06/2024	Funding Circle	03/08/2019	110,901	110,901	104,634
3f0abad1-744d-4bf1-b219-0bee2e55b199, 16.49%, 06/17/2023	Funding Circle	06/19/2019	103,703	103,703	101,739
43ef1957-20f5-4c88-b8a9-1b68d0c1da97, 8.50%, 12/21/2023	Funding Circle	12/26/2018	100,518	100,518	100,906
a5902f81-82fd-4120-91d0-3d44236129a1, 15.49%, 01/18/2023	Funding Circle	07/22/2019	98,566	98,566	96,839
4567920, 4.41%, 03/28/2023 (e)	Square	09/30/2021	98,594	92,486	93,108
a6c1d88a-d724-4551-a836-b6dff74b754b, 15.82%, 06/17/2024	Funding Circle	06/19/2019	96,865	96,865	93,036
4545615, 4.10%, 03/20/2023 (e)	Square	09/22/2021	97,817	92,165	92,606
4508325, 4.41%, 03/02/2023 (e)	Square	09/07/2021	96,758	90,764	91,586
42b5fee3-80fd-4e29-802d-bd80733a7f94, 8.20%, 05/08/2023	Funding Circle	05/10/2019	91,333	91,333	91,278
f2f1a2b5-4b05-48d7-b0ed-5c8e541cef85, 15.82%, 05/24/2024	Funding Circle	05/28/2019	94,362	94,362	90,884
28a063c0-2c1c-4aac-ba1a-4f25aa47fc6d, 8.50%, 06/12/2024	Funding Circle	06/14/2019	90,399	90,399	90,338
4565316, 4.57%, 03/27/2023 (e)	Square	09/29/2021	95,985	89,840	90,110
4519585, 4.57%, 03/08/2023 (e)	Square	09/10/2021	94,541	88,489	88,907

The accompanying footnotes are an integral part of the Consolidated Schedule of Investments.
9

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Consolidated Condensed Schedule of Investments (continued)
September 30, 2021

	Platform	Original Acquisition Date	Principal Amount	Cost	Fair Value
LOANS (continued)
Small Business Loans – 4.82%
United States (continued)
4534124, 4.41%, 03/15/2023 (e)	Square	09/17/2021	$93,187	$87,414	$88,142
4524106, 2.68%, 03/09/2023 (e)	Square	09/13/2021	92,614	89,044	87,788
4496462, 4.73%, 02/26/2023 (e)	Square	08/30/2021	93,309	87,116	87,634
ba6f0179-5762-470b-8878-ff98ce0599bb, 10.79%, 06/12/2024	Funding Circle	06/14/2019	90,568	90,568	87,442
4558645, 2.68%, 03/24/2023 (e)	Square	09/28/2021	92,340	88,780	87,386
720c9323-1ce4-48d5-8942-4d3846af465c, 15.82%, 03/05/2024	Funding Circle	03/07/2019	89,655	89,655	86,598
4557206, 4.73%, 03/23/2023 (e)	Square	09/27/2021	91,982	85,903	86,539
4553664, 4.41%, 03/22/2023 (e)	Square	09/24/2021	91,013	85,375	86,166
4535399, 3.31%, 03/15/2023 (e)	Square	09/17/2021	90,524	86,252	85,420
4457387, 4.73%, 02/05/2023 (e)	Square	08/09/2021	90,260	84,270	84,683
144c10a4-5396-4c9a-9a75-b2c645eee3d2, 15.82%, 02/19/2024	Funding Circle	02/21/2019	87,098	87,098	84,413
8f16f5cd-151f-4baf-a09d-762afa762568, 10.49%, 08/22/2023	Funding Circle	02/25/2019	86,982	86,982	84,148
4411018, 4.73%, 01/15/2023 (e)	Square	07/19/2021	90,224	84,236	83,455
4457115, 4.73%, 02/05/2023 (e)	Square	08/09/2021	87,911	82,076	82,952
4549647, 2.68%, 03/21/2023 (e)	Square	09/23/2021	86,322	82,995	82,047
4566234, 3.78%, 03/28/2023 (e)	Square	09/30/2021	86,800	82,150	81,604
Other Small Business Loans, 5.10%, 10/04/2019 - 01/23/2025 (c)(d)(f)	Funding Circle, Square		107,890,191	102,144,129	92,708,989
Total Small Business Loans				106,721,451	97,208,717
TOTAL LOANS				1,537,726,678	1,475,806,559
			Shares
INVESTMENTS IN SECURITIES – 2.59%
ASSET BACKED SECURITIES – 2.59% (g)
MFT 2021-1A CERT 06/16/2031 (h)			18,703	6,191,308	6,369,198
PMIT 2019-2A CERT 09/15/2025 (h)			42,020	2,434,597	1,384,086
PMIT 2019-4A CERT 02/17/2026 (h)			37,030	757,780	977,072
UPST 2021-1 CERT 03/20/2031 (h)			39,445	11,007,956	12,238,663
UPST 2021-2 CERT 06/20/2031 (h)			15,689	11,565,951	12,040,244
UPST 2021-4 CERT 09/20/2031 (h)			12,794	16,328,897	16,330,552
TOTAL ASSET BACKED SECURITIES				48,286,488	49,339,815
TOTAL INVESTMENTS IN SECURITIES				$48,286,488	$49,339,815

The accompanying footnotes are an integral part of the Consolidated Schedule of Investments.
10

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Consolidated Condensed Schedule of Investments (continued)
September 30, 2021

	Cost	Fair Value
TOTAL INVESTMENTS – 80.16%	$1,586,013,166	$1,525,146,374
OTHER ASSETS IN EXCESS OF LIABILITIES – 19.84%		377,512,994
TOTAL NET ASSETS – 100.00%		$1,902,659,368

The Consolidated Summary Schedule of Investments provides information regarding the 50 largest investments and summarized information regarding other investments at September 30, 2021. For individual investments disclosed, the description includes the unique loan identification number.

Percentages are stated as a percent of net assets.

(a)  Investments in Loans are fair valued by the Adviser pursuant to the Fund's valuation policies and procedures, which have been adopted by the Board. Fair value is determined using significant unobservable inputs.

(b)  Consumer loans may include: student loans, loans pledged as collateral for the Trust's line of credit, and variable interest rate loans.

(c)  Category contains non-income producing securities.

(d)  Rate presented is a weighted average interest rate for loans in this category.

(e)  Rate shown is based on an 18-month maturity date.

(f)  Small business loans may include: rates based on an 18-month maturity date.

(g)  Investments in asset backed securities are fair valued by the Adviser pursuant to the Fund's valuation policies and procedures, which have been adopted by the Board. Fair value is determined using significant unobservable inputs.

(h)  Represents equity tranche.

The accompanying footnotes are an integral part of the Consolidated Schedule of Investments.
11

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Notes to Consolidated Financial Statements
September 30, 2021

1.  Organization

AIP Alternative Lending Fund A (the "Fund") was organized under the laws of the State of Delaware as a statutory trust on June 14, 2017. The Fund commenced operations on October 1, 2018 and operates pursuant to an Agreement and Declaration of Trust (the "Trust Deed"). The Fund is registered under the U.S. Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified management investment company. While non-diversified for 1940 Act purposes, the Fund intends to comply with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as such requirements are described in Note 2. The Fund has no fixed termination date and will continue unless the Fund is otherwise terminated under the terms of the Trust Deed or unless and until required by law.

The Fund is a "Master" fund in a "Master-Feeder" structure whereby the feeder funds invest substantially all of their assets in the Fund. AIP Alternative Lending Fund P ("ALF P"), Riverview Alternative Lending Fund (Cayman) L.P. ("ALF C"), and JSS Alternative Investments FCP (RAIF) ("JSS ALF") are feeder funds to the Fund. ALF P is a statutory trust organized under the laws of the State of Delaware and is registered under the 1940 Act as a closed-end, non-diversified management investment company (notwithstanding its compliance with Subchapter M diversification requirements). ALF C is a Cayman Islands exempted limited partnership. JSS ALF is a reserved alternative investment fund in the form of an open-ended common investment fund under Luxembourg law.

As of September 30, 2021, ALF P, ALF C, and JSS ALF represented 27.45%, 48.50%, and 11.67% of the Fund's net assets, respectively.

The Fund's investment objective is to seek to provide total return with an emphasis on current income. The Fund seeks to achieve its investment objective by investing, primarily through the Trust (as defined below), in alternative lending assets that generate interest or other income streams that the Adviser (as defined below) believes offer access to credit risk premium. Alternative lending assets include loans originated through non- traditional, or alternative, lending platforms ("Platforms") ("Loans") or alternative lending securities that provide the Fund with exposure to such instruments ("Securities"), collectively referred to as "Investments". Securities may include rated senior classes of asset-backed securities as well as unrated subordinated interests in pools of alternative lending securitizations and publicly or privately offered equity or debt securities, including warrants of Platforms or companies that own or operate Platforms.

The Fund generally invests in Loans through MPLI Capital Holdings (the "Trust"), a wholly-owned subsidiary trust of the Fund. The Trust was organized under the laws of the State of Delaware as a statutory trust on May 10, 2018. Wilmington Savings Fund Society, FSB, serves as the trustee of the Trust. The Trust operates pursuant to a trust agreement in order to achieve the Fund's investment objective, as described above.

Morgan Stanley AIP GP LP (the "Adviser") serves as the Fund's investment adviser. The Adviser is a limited partnership formed under the laws of the State of Delaware and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is an affiliate of Morgan Stanley and is responsible for providing day-to-day investment management services to the Fund, subject to the supervision of the Fund's Board of Trustees (each member a "Trustee" and, collectively, the "Board").

12

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Notes to Consolidated Financial Statements (continued)

1.  Organization (continued)

The Board has overall responsibility for monitoring and overseeing the Adviser's implementation of the Fund's operations and investment program. A majority of the Trustees are not "interested persons" (as defined by the 1940 Act) of the Fund or the Adviser.

2.  Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("US GAAP"). Such policies are consistently followed by the Fund in preparation of its consolidated financial statements. Management has determined that the Fund is an investment company in accordance with the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services – Investment Companies," for the purpose of financial reporting. The preparation of the consolidated financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases or decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund's consolidated financial statements are stated in United States dollars.

The Fund consolidates the Trust and has included all of the assets and liabilities and revenues and expenses of the Trust in the accompanying consolidated financial statements. Intercompany balances have been eliminated through consolidation, as applicable. The accompanying consolidated financial statements of the Fund include the accounts of the Fund and of the Trust for the year ended September 30, 2021.

Investment in the Fund

The Fund offers on a continuous basis through Morgan Stanley Distribution, Inc. (the "Distributor") up to 2,500,000 shares of beneficial interest ("Shares"). The initial closing date ("Initial Closing Date") for the public offering of Shares was October 1, 2018. Shares were offered during an initial public offering period which ended on the Initial Closing Date at an initial offering price of $1,000 per Share and have been offered in a continuous offering thereafter at the Fund's then current net asset value per Share. Investors purchasing Shares in the Fund ("Shareholders") will not be charged a sales load. Shares may be purchased as of the first business day of each month at the Fund's then current net asset value per Share from the Distributor or through a registered investment adviser ("RIA") that has entered into an arrangement with the Distributor for such RIA to offer Shares in conjunction with a "wrap" fee, asset allocation or other managed asset program sponsored by RIA. The Distributor is an affiliate of the Adviser.

Shares are to be sold only to investors that represent that they are "accredited investors" within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended. The minimum initial investment in the Fund by any investor is $50,000, and the minimum additional investment in the Fund by any investor is $25,000. The minimum initial and additional investments may be reduced by the Fund with respect to certain Shareholders. Shareholders may only purchase their Shares through the Distributor or a RIA. Any such RIA may impose additional eligibility requirements on investors who purchase Shares through such RIA.

13

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Notes to Consolidated Financial Statements (continued)

2.  Significant Accounting Policies (continued)

Investment in the Fund (continued)

The Fund may, from time to time, offer to repurchase Shares pursuant to written tenders by Shareholders, and each such repurchase offer will generally apply to up to approximately 5% to 25% of the net assets of the Fund. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Fund should offer to repurchase Shares, the Board will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Adviser expects that, generally, it will recommend to the Board that the Fund offers to repurchase Shares from Shareholders quarterly, with such repurchases to occur as of each March 31, June 30, September 30 and December 31. Each repurchase offer will generally commence approximately 90 days prior to the applicable repurchase date.

Portfolio Valuation

The net asset value of the Fund is determined as of the close of business at the end of any fiscal period, generally monthly, in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board.

As of September 30, 2021, approximately 97% of the Fund's portfolio was comprised of investments in Loans. The remainder of the portfolio was invested in Securities.

The Adviser, as part of its portfolio construction process, performs diligence on the Platforms from which the Fund purchases Loans. The Adviser evaluates the process by which each Platform extends Loans and loan-related services to borrowers, as well as the characteristics of the Loans made available through each Platform. The Fund seeks to purchase Loans from Platforms that meet certain criteria (such as maturities and durations, borrower and loan types, borrower credit quality and geographic locations of borrowers). The Adviser monitors, on an ongoing basis, the underwriting quality of each Platform for each loan type. In addition, the Adviser monitors the characteristics of the Loans it purchases on an ongoing basis to determine whether such Loans comply with the Fund's investment criteria. A backup servicer may be engaged for each Platform in case any such Platform ceases to exist or fails to perform its servicing functions.

The Fund may sell certain of its investments in Loans directly or indirectly into special purpose vehicles that issue asset-backed securities, which are secured by a pool of underlying loans originated by an alternative lending platform (which practice is known as a securitization). The Platform continues to service the underlying loans, which may include collection of payments, pursuit of delinquent borrowers, and general interaction with borrowers. Distribution payments from the asset-backed securities are based on cash collections from the underlying loans. The Fund may hold residual equity classes of the asset-backed securities, which could be adversely affected by the deterioration in the credit performance of the loan pool.

The Fund uses an independent valuation agent for purposes of providing an estimate of the fair valuation of the Investments, which is one factor that the Adviser considers in making a determination with respect to the fair value of the Investments. Among other factors that may be considered are significant events, the performance of similar loans originated by the Platforms, and the results of the Adviser's due diligence and valuation control

14

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Notes to Consolidated Financial Statements (continued)

2.  Significant Accounting Policies (continued)

Portfolio Valuation (continued)

procedures. The valuations received from the independent valuation agent rely on portfolio holdings and related data provided by the Fund, or its authorized third parties, and public, financial, and industry source information without independent verification. The Adviser is ultimately responsible for making fair value determinations subject to the oversight of the Board and pursuant to the Fund's fair valuation procedures.

The fair values of investments in Loans are based on a discounted cash flow model, which takes into account individual loan characteristics, such as coupon, tenor, platform credit grade and current delinquency status, that are provided by the applicable Platform. The fair values of investments in asset-backed securities are determined by the forecasted performance of the underlying loans in the pool, which takes into account the realized historical loss and prepayment performance of the pool. The priority of the securitization class and the claim on cash flows in the transaction are also taken into account. The fair values of investments in common stock and preferred equities for which market prices are not readily available, such as investments in privately held companies, may be determined using market-based approaches, including precedent transactions, public market comparables, book values or other relevant metrics, or using income-based approaches, including discounted anticipated future cash flows of the company.

The Adviser has established a Valuation Committee (the "Valuation Committee"), which is responsible for determining and implementing the Fund's valuation policies and procedures, which have been adopted by the Board and are subject to Board supervision. The Valuation Committee consists of voting members from Morgan Stanley's financial reporting and risk management groups, and non-voting members from portfolio management, legal and compliance groups and meets at least monthly to analyze the fair value of the Investments. Members of the portfolio management team may attend each Valuation Committee meeting to provide knowledge, insight, and observations regarding the portfolio. In addition, the portfolio management team reviews the valuation agent's monthly valuation report, including the valuation methodologies, inputs and assumptions used to determine the Investment values, and makes a recommendation to the Valuation Committee regarding the values of the Investments. After consideration of the portfolio management's team recommendation and valuation agent's report, the Valuation Committee determines, in good faith, the fair value of the Investments. Because of the inherent uncertainty of valuation, the fair value of the Fund's Investments may differ significantly from the values that would have been used had a readily available market for the Investments held by the Fund been available.

Cash and Cash Equivalents

Cash and cash equivalents consist of cash held on deposit and short-term highly liquid investments that are readily convertible to known amounts of cash and have maturities of three months or less. Investments in money markets are recorded at fair value and are categorized as Level 1 securities as described in Note 3. As of September 30, 2021, cash equivalents and restricted cash consisted of investments in money market funds valued at $383,772,757. Investments in money market funds are valued at net asset value. Restricted cash represents temporary restrictions on cash received from borrower repayments of Loans that are pledged as collateral for the Fund's revolving line of credit.

15

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Notes to Consolidated Financial Statements (continued)

2.  Significant Accounting Policies (continued)

Income Recognition and Expenses

The Fund recognizes income and records expenses on an accrual basis. Income, expenses, and realized and unrealized gains and losses are recorded monthly. Interest income is net of amortization of premiums, if any, from loan purchases. The Fund will stop accruing interest based on the length of time a loan has been delinquent and will write-off the accrued interest for such loans once the amounts are no longer deemed collectible. Interest income from investments in asset-backed securities is recognized based on the estimated effective yield utilizing expected cash flows. The effective yield is updated by the Adviser periodically as expected cash flow projections change. Other income includes incentive income received from certain loan platforms based on the volume of loans purchased, as well as late fees earned on investments in Loans. The changes in fair value of the investments are included in net change in unrealized appreciation/depreciation on investments in the Consolidated Statement of Operations. Realized gain (loss) from investments is calculated using specific identification. From time to time, certain Platforms on behalf of the Trust may sell delinquent loans to buyers on the secondary market. In addition, groups of loans from certain Platforms may be sold in securitization transactions. Realized gains or losses from the sales of delinquent loans on the secondary market and from securitization transactions are included in the net realized gain (loss) from investments in loans in the Consolidated Statement of Operations. The Fund will consider various facts and circumstances provided by the Platforms for delinquent loans to determine if a write-off of the outstanding balance is required. Write offs of outstanding principal balances are included in net realized gain (loss) from investments in loans in the Consolidated Statement of Operations.

Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its Shareholders. Therefore, no provision for federal income tax is required. The Fund files tax returns with the U.S. Internal Revenue Service and various states. The Fund may be subject to taxes imposed by countries which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net realized appreciation, as applicable, as the income is earned or capital gains are recorded. The Fund has concluded there are no significant uncertain tax positions that would require recognition in the consolidated financial statements as of September 30, 2021. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Consolidated Statement of Operations. Generally, open tax years under potential examination vary by jurisdiction, but at least each of the tax years in the period from October 1, 2018 (commencement of operations) to September 30, 2021 remain subject to examination by major taxing authorities.

As of September 30, 2021, the cost and related gross unrealized appreciation and depreciation for tax purposes were as follows:

Cost of investments for tax purposes	$1,524,093,047
Gross tax unrealized appreciation	$7,067,010
Gross tax unrealized depreciation	(6,013,683)
Net tax unrealized appreciation/depreciation on investments	$1,053,327

16

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Notes to Consolidated Financial Statements (continued)

2.  Significant Accounting Policies (continued)

Income Taxes (continued)

As of September 30, 2021, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed ordinary income	$19,407,796
Undistributed long-term capital gains	—
Total undistributed income and gains	19,407,796
Net unrealized appreciation/depreciation	1,053,327
Other Book/Tax differences	(653,600)
Total accumulated gain/(loss)	$19,807,523

The difference between book-basis unrealized appreciation/depreciation (as shown in the Consolidated Statement of Assets and Liabilities) and tax-basis unrealized appreciation/depreciation (as shown above) is primarily attributable to mark-to-market ordinary gains (losses) under Internal Revenue Code Section 475.

The tax character of distributions paid may differ from the character of distributions shown in the Consolidated Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes.

The tax character of distributions paid during the year ended September 30, 2021 and 2020 was as follows:

	September 30, 2021	September 30, 2020
Distributions paid from:
Net Investment Income	$190,855,858	$33,717,087
Capital Gains	73,060,059	—
In excess of distributable earnings	—	4,547,978
Total	$263,915,917	$38,265,065

The amount and character of income and gains due to be distributed are determined in accordance with income tax regulations which may differ from US GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of deductibility of certain expenses.

The Fund had no permanent differences resulting in reclassifications among the Fund's components of net assets for the year ended September 30, 2021.

17

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Notes to Consolidated Financial Statements (continued)

2.  Significant Accounting Policies (continued)

Distribution of Income and Gains

The Fund declares and pays distributions of all or a portion of its net investment income on a quarterly basis. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

The Fund intends to be treated as a dealer in securities within the meaning of Section 475 of the Code and anticipates marking to market all eligible Investments it holds at the close of each taxable year. Any gain or loss deemed realized under the mark to market rules will likely be ordinary.

In order to satisfy the diversification requirements under Subchapter M of the Code, the Fund generally invests in Investments that are treated as indebtedness for U.S. tax purposes. As such, the Fund expects that its distributions generally will be taxable as ordinary income to the Shareholders.

Pursuant to the dividend reinvestment plan established by the Fund (the "DRIP"), each Shareholder whose Shares are registered in its own name will automatically be a participant under the DRIP and have all income, dividends, and capital gains distributions automatically reinvested in additional Shares unless such Shareholder specifically elected to receive all income, dividends, and capital gain distributions in cash.

3.  Fair Value of Investments

The fair value of the Fund's assets and liabilities that qualify as financial instruments approximates the carrying amounts presented in the Consolidated Statement of Assets and Liabilities. Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. The Fund uses a three-tier hierarchy to distinguish between (a) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the fair value of the Fund's investments.

The inputs are summarized in the three broad levels listed below:

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not considered active; observable inputs other than observable quoted prices for the asset or liability; or inputs derived principally from or corroborated by observable market data

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments) that reflect the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, developed based on the best information available in the circumstances

18

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Notes to Consolidated Financial Statements (continued)

3.  Fair Value of Investments (continued)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The following is a summary of the inputs used as of September 30, 2021 in valuing the Fund's investments carried at fair value:

	Valuation Inputs
Investments at Value	Level 1	Level 2	Level 3	Total
Loans
Consumer Loans	$—	$—	$1,378,597,842	$1,378,597,842
Small Business Loans	—	—	97,208,717	97,208,717
Securities
Asset-Backed Securities	—	—	49,339,815	49,339,815
Total	$—	$—	$1,525,146,374	$1,525,146,374

The following is a reconciliation of Level 3 investments for year ended September 30, 2021:

	Consumer Loans	Small Business Loans	Equities	Asset-Backed Securities
Beginning Balance – September 30, 2020	$765,135,029	$36,641,386	$13,622,049	$21,711,494
Acquisitions	1,510,427,207	218,857,529	—	74,256,820
Sales/Paydowns	(892,541,010)	(159,822,364)	(122,407,329)	(69,324,139)
Realized gains (losses), net	(14,584,187)	(132,079)	116,149,666	16,201,990
Change in unrealized appreciation/depreciation	10,315,658	1,663,710	(7,364,386)	6,493,650
(Amortization of premium) accretion of discount	(154,854)	535	—	—
Ending Balance – September 30, 2021	$1,378,597,842	$97,208,717	$—	$49,339,815
Change in unrealized appreciation/ depreciation on investments still held as of September 30, 2021	$7,300,131	$794,374	$—	$3,294,224

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 investments held as of September 30, 2021:

Type of Investment	Fair Value as of September 30, 2021	Valuation Techniques	Unobservable Inputs	Amount/ Range	Weighted Average
Consumer Loans	$1,378,597,842	Discounted Cash Flow	Loss-Adjusted Discount Rate (annualized); Projected Loss Rate (annualized)	0.54%-17.75% 1.95%-52.34%	8.39% 12.43%
Small Business Loans	97,208,717	Discounted Cash Flow	Loss-Adjusted Discount Rate (annualized); Projected Loss Rate (annualized)	6.23%-13.20% 7.92%-85.88%	11.75% 17.33%
Asset-Backed Securities	49,339,815	Discounted Cash Flow	Loss-Adjusted Discount Rate (annualized); Projected Loss Rate (annualized)	5.20%-10.00% 7.95%-17.42%	6.55% 11.16%
Total	$1,525,146,374

19

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Notes to Consolidated Financial Statements (continued)

3.  Fair Value of Investments (continued)

For the year ended September 30, 2021, aggregated purchases and proceeds from the sales of Loans were $1,729,284,735 and $389,833,165, respectively. For the year ended September 30, 2021, aggregated purchases and proceeds from the sales of Securities were $0 and $159,573,364, respectively. For the year ended September 30, 2021, securitized assets through in-kind transactions were $74,256,820.

In accordance with its policies and procedures, the Fund will generally write down the fair value of a loan if (i) the Platform indicates that the borrower is deceased or has declared bankruptcy, (ii) the Platform charges off the loan, or (iii) the Adviser has determined that the recoverable value of such loan has been impaired. The changes in fair value of the loans are included in net unrealized appreciation/ depreciation from investments in Loans in the Consolidated Statement of Operations.

4.  Subscriptions Received in Advance

Subscriptions received in advance represents cash proceeds received by the Fund prior to year-end related to Shareholder subscriptions to be made effective October 1, 2021. As of September 30, 2021, the Fund had subscriptions received in advance of $31,526,000.

5.  Management Fee, Related Party Transactions and Other

The Fund bears all expenses related to its investment program, as well as certain ongoing costs associated with the Fund's continuous offering. In consideration of the advisory and other services to be provided by the Adviser to the Fund, the Fund pays the Adviser a monthly management fee of 0.0625% (0.75% on an annualized basis) of the Fund's Managed Assets (as defined below) (the "Management Fee"). The Management Fee is computed based on the value of the Managed Assets of the Fund as of the close of business on the last business day of each month (including any assets in respect of Shares that will be repurchased by the Fund as of the end of the month). "Managed Assets" means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund's accrued liabilities (other than liabilities representing borrowings for investment purposes).

The Adviser has agreed to waive fees and/or reimburse the Fund to the extent that the ordinary operating expenses incurred by the Fund in any calendar year exceed 2.00% of the Fund's average annual Managed Assets, calculated as of the end of each calendar month. Ordinary operating expenses exclude platform fees, borrowing costs, certain investment related expenses, and extraordinary expenses. For the year ended September 30, 2021, the Adviser did not reimburse the Fund as the ordinary operating expenses were below 2.00% of the Fund's average annual Managed Assets.

The Fund has a deferred compensation plan (the "DC Plan") that allows each member of the Board that is not an affiliate of Morgan Stanley to defer payment of all, or a portion, of the fees he or she receives for serving on the Board throughout the year. Each eligible member of the Board generally may elect to have the deferred amounts invested in the DC Plan in order to earn a return equal to the total return on one or more of the Morgan Stanley products that are offered as investment options under the DC Plan. Investments in the DC Plan, unrealized appreciation/depreciation on such investments and distributions received from these

20

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Notes to Consolidated Financial Statements (continued)

5.  Management Fee, Related Party Transactions and Other (continued)

investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. As of September 30, 2021, the Fund's proportionate share of assets attributable to the DC Plan was $4,771, which is included in the Consolidated Statement of Assets and Liabilities under other assets and the deferred compensation obligation under accrued expenses and other liabilities.

U.S. Bancorp Fund Services, LLC ("USBFS") provides accounting and administrative services to the Fund. Under an administrative services agreement, USBFS is paid an administrative fee, computed and payable monthly at an annual rate based on the aggregate monthly total assets of the Fund.

U.S. Bank National Association ("USB N.A.") serves as the custodian to the Fund. Under a custody services agreement, USB N.A. is paid a custody fee monthly based on the average daily market value of any securities and cash held in the portfolio.

Millennium Trust Company, LLC ("Millennium") serves as the custodian to the Trust. Under a custody services agreement, Millennium is paid a custodial fee, computed and payable quarterly at an annual rate based on the aggregate total assets of the Trust.

UMB Fund Services, Inc. serves as the Fund's transfer agent. Transfer agent fees are payable monthly based on an annual base fee, annual per Shareholder account charges, and out-of-pocket expenses incurred by the transfer agent on the Fund's behalf.

6.  Line of Credit

Effective February 1, 2019, the Fund, through the Trust, entered into a loan and security agreement with a third-party bank for a revolving line of credit (the "Facility"). The Trust obtains leverage through draws against the Facility to assist in achieving its investment objective. The Facility is secured by Loans of certain Platforms held by the Trust. Prior to April 14, 2021, the Facility was uncommitted, with a maximum availability of $300,000,000, subject to the Investment Company Act of 1940 restrictions. Under the terms of the Facility amendment, borrowings were repayable from October 30, 2019 to February 1, 2023, the maturity date of the Facility. Effective April 14, 2021, the maximum availability of the Facility was increased to $400,000,000, and the maturity date was updated to February 1, 2025. As of September 30, 2021, the Fund did not have any borrowings outstanding against the Facility. For the year ended September 30, 2021, the Fund incurred interest expense of $1,897,145 in connection with the Facility. Detailed below is summary information concerning the borrowings:

# of Days Outstanding	Average Daily Balance	Annualized Weighted Average Rate
222	$152,198,198	2.02%

Under the terms of the Facility, the Trust is subject to covenants imposed by the lender. As of September 30, 2021, the Fund was in compliance with all covenants.

21

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Notes to Consolidated Financial Statements (continued)

7.  Market Risk

Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak could impact the operations and financial performance of certain of the Fund's investments. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including, (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

8.  Contractual Obligations

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Financial Highlights

The following represents per Share data, ratios to average net assets and other financial highlights information for Shareholders.

	For the Year Ended September 30, 2021		For the Year Ended September 30, 2020		For the Year Ended September 30, 2019 (e)
For a Share outstanding throughout the year:
Net asset value, beginning of year	$1,017.60		$1,019.69		$1,000.00
Net investment income (loss) (a)	151.04		199.64		186.66
Net realized and unrealized gain (loss) from investments	173.48		(138.28)		(94.01)
Net increase (decrease) resulting from operations	324.52		61.36		92.65
Distributions paid from:
Net investment income	(153.43)		(55.91)		(72.96)
Realized gains	(85.00)		—		—
Return of capital	—		(7.54)		—
Net asset value, end of year	$1,103.69		$1,017.60		$1,019.69
Total return (b)	33.97%		6.29%		9.59%
Ratio of total expenses before expense waivers and reimbursements	2.18%		3.86%		4.12%
Ratio of total expenses after expense waivers and reimbursements	2.18%		3.86%		3.18%
Ratio of net investment income (loss)	13.19	%(c)	19.76	%(c)	18.38%
Portfolio turnover	60.96%		33.85%		26.54%
Senior security, end of year (000s)	$—		$225,000		$190,000
Asset coverage per $1,000 of senior security principal amount (d)	$—		$3,823		$3,364
Net assets, end of year (000s)	$1,902,659		$635,078		$449,087

22

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Notes to Consolidated Financial Statements (continued)

9.  Financial Highlights (continued)

(a)  Calculated based on the average shares outstanding methodology.

(b)  Total return assumes a subscription of a Share in the Fund at the beginning of the year indicated and a repurchase of the Share on the last day of the year, and assumes reinvestment of all distributions during the year.

(c)  For the year ended September 30, 2020, the Fund's ratio of net investment income (loss) includes incentive fee income that is not anticipated to be recurring. Excluding this item, the ratio of net investment income (loss) would be 19.08%. For the year ended September 30, 2021, the Fund's ratio of net investment income (loss) includes incentive fee income that is not anticipated to be recurring. Excluding this item, the ratio of net investment income (loss) would be 13.08%.

(d)  Represents asset coverage per $1,000 of indebtedness calculated by subtracting the Fund's liabilities and indebtedness not represented by senior securities from the Fund's total assets, then the result divided by the aggregate amount of the Fund's senior securities representing indebtedness, and multiplying the result by 1,000.

(e)  The Fund commenced operations on October 1, 2018.

The above ratios and total returns have been calculated for the Shareholders taken as a whole. An individual Shareholder's return and ratios may vary from these returns and ratios due to the timing of share transactions.

10.  Subsequent Events

Unless otherwise stated throughout the Notes to the Consolidated Financial Statements, the Fund noted no subsequent events that require disclosure in or adjustment to the consolidated financial statements through the date the financial statements were available to be issued.

23

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Investment Advisory Agreement Approval (Unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and selection of investments for investment of the Fund's assets in loans originated through non-traditional, or alternative, lending platforms, or securities that provide the Fund with exposure to such instruments. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The investment advisory agreement is referred to as the "Advisory Agreement.") The Board also reviewed and considered the nature and extent of the non-advisory, administrative services that the Adviser provides, or arranges at its expense, under the Advisory Agreement, including among other things, providing to the Fund office facilities, equipment and personnel. The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers.

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Advisory Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance of the Fund compared to an appropriate benchmark and its peers, as determined by the Adviser. The Board also reviewed the fees and expenses of the Fund compared to its peers, as prepared by Strategic Insight. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2020, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund outperformed its benchmark for the one-year period. The Board discussed with the Adviser the level of the advisory fee for the Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as prepared by Strategic Insight. In addition to the advisory fee, the Board also reviewed the Fund's total expense ratio. When a fund's advisory fee and/or its total expense ratio are higher than its peers, the Board and the Adviser discuss the reasons for this and, where appropriate, they discuss possible waivers and/or caps. The Board noted that the Fund's total expense ratio was lower than its peer group average and the advisory fee was higher than its peer group average. After discussion, the Board concluded that the Fund's (i) performance and total expense ratio were competitive with its peer group averages and (ii) advisory fee was acceptable.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's advisory fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can

24

ALTERNATIVE INVESTMENT PARTNERS

Investment Advisory Agreement Approval (Unaudited) (continued)

affect the efficiency or effectiveness of managing the Fund and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board concluded that economies of scale for the Fund were not a factor that needed to be considered at the present time.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Advisory Agreement.

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Advisory Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's investments and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Advisory Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

As part of the Board's review, the Board received information from management on the impact of the COVID-19 pandemic on the firm generally and the Adviser and the Fund in particular including, among other information, the pandemic's current and expected impact on the Fund's performance and operations.

25

ALTERNATIVE INVESTMENT PARTNERS

Investment Advisory Agreement Approval (Unaudited) (continued)

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its Shareholders to approve renewal of the Advisory Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Advisory Agreement.

26

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A

Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)

If applicable, a copy of (1) the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's investments; and (2) how the Fund voted proxies relating to Fund investments during the most recent period ended June 30, is available without charge, upon request, by calling the Fund at 1-888-322-4675. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

Quarterly Portfolio Schedule (Unaudited)

The Fund also files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the Fund's first and third fiscal quarters on Form N-PORT. The Fund's Forms N-PORT are available on the Securities and Exchange Commission's website at http://www.sec.gov and Morgan Stanley's public website, www.morganstanley.com/im/shareholderreports. Once filed, the most recent Form N-PORT will be available without charge, upon request, by calling the Fund at 1-888-322-4675.

Important Tax Information (Unaudited)

The Fund designates up to a maximum of $190,855,858 as interest-related dividends.

The Fund designates up to a maximum of $73,100,000 as a long-term capital gain distribution.

The Fund designates up to a maximum of $190,855,858 as a dividend subject to 163(j).

27

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
An Important Notice Concerning Our U.S. Privacy Policy (Unaudited)

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

28

ALTERNATIVE INVESTMENT PARTNERS

An Important Notice Concerning Our U.S. Privacy Policy (Unaudited)
(continued)

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")
What we do
How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes – information about your creditworthiness
◼ affiliates from using your information to market toyou
◼ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◼ MSIM does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

29

ALTERNATIVE INVESTMENT PARTNERS

An Important Notice Concerning Our U.S. Privacy Policy (Unaudited)
(continued)

Other Important Information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

30

ALTERNATIVE INVESTMENT PARTNERS

Information Concerning Trustees and Officers (Unaudited)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994- September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Trustee	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Trustee	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005- 2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

31

ALTERNATIVE INVESTMENT PARTNERS

Information Concerning Trustees and Officers (Unaudited) (continued)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Trustee	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	87	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

32

ALTERNATIVE INVESTMENT PARTNERS

Information Concerning Trustees and Officers (Unaudited) (continued)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Trustee	Since August 2006

Chairperson of the Risk Committee (since January 2021);Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Trustee	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer - Global Asset Management (2013-2015); President, JPMorgan Funds (2010- 2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	None
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Trustee	Chair of the Board since August 2020 and Trustee since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	86	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

33

ALTERNATIVE INVESTMENT PARTNERS

Information Concerning Trustees and Officers (Unaudited) (continued)

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Public Markets Product Development (since 2006).

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

  In addition, the following individuals who are officers of the Adviser or its affiliates serve as assistant secretaries of the Trust: Princess Kludjeson, Kristina B. Magolis, Francesca Mead and Jill R. Whitelaw.

34

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A

100 Front Street, Suite 400
West Conshohocken, PA 19428

Trustees

W. Allen Reed, Chairperson of the Board and Trustee
Frank L. Bowman
Kathleen A. Dennis
Nancy C. Everett
Jakki L. Haussler
Dr. Manual H. Johnson
Joseph J. Kearns
Michael F. Klein
Patricia Maleski

Officers

John H. Gernon, President and Principal Executive Officer
Matthew Graver, Vice President
Michael J. Key, Vice President
Deidre Downes, Chief Compliance Officer
Francis J. Smith, Treasurer and Principal Financial Officer
Mary E. Mullin, Secretary

Investment Adviser

Morgan Stanley AIP GP LP
100 Front Street, Suite 400
West Conshohocken, PA 19428

Administrator, Fund Accounting Agent, and Escrow Agent

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodians

U.S. Bank National Association
1555 North Rivercenter Drive, MK-WI-S302
Milwaukee, WI 53212

Millennium Trust Company, LLC
2001 Spring Road, Suite 700
Oak Brook, IL 60523

Transfer Agent

UMB Fund Services, Inc.
235 W Galena Street
Milwaukee, WI 53212

Independent Registered Public Accounting Firm

Ernst & Young LLP
One Manhattan West

New York, New York 10001-8604

Legal Counsel

Dechert LLP

1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent
Trustees

Perkins Coie LLP
1155 Avenue of the Americas
New York, NY 10036

35

ITEM 2.	CODE OF ETHICS.

(a)	The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	No information need be disclosed pursuant to this paragraph.

(c)	Not applicable.

(d)	Not applicable.

(e)	Not applicable.

(f)

(1)	The Registrant’s Code of Ethics is attached hereto as Exhibit (a)(1) pursuant to Item 12(a)(1).

(2)	Not applicable.

(3)	Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that it has one “audit committee financial expert” serving on its audit committee, who is an “independent” Trustee:  Joseph J. Kearns.  Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)(b)(c)(d) and (g). Based on fees billed for periods shown:

2021

	Registrant		Covered Entities(1)
Audit Fees	$36,500		N/A

Non-Audit Fees
Audit-Related Fees	$0		$0	(2)
Tax Fees	$0	(3)	$0	(4)
All Other Fees	$0		$17,500	(5)
Total Non-Audit Fees	$0		$17,500

Total	$36,500		$17,500

2020

	Registrant		Covered Entities(1)
Audit Fees	$31,500		N/A

Non-Audit Fees
Audit-Related Fees	$0		$0	(2)
Tax Fees	$0	(3)	$498,151	(4)
All Other Fees	$0		$17,500	(5)
Total Non-Audit Fees	$0		$515,651

Total	$31,500		$515,651

N/A- Not applicable, as not required by Item 4.
(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.
(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities and funds advised by the Adviser or its affiliates.
(3)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant's tax returns.
(4)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities' tax return.
(5)	The fees included under “All Other Fees” are for services provided by Ernst & Young LLP related to surprise examinations for certain investment accounts to satisfy SEC Custody Rules.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004 AND JUNE 12 AND 13, 20193

1.	Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

_____________________

[3]	This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

2.	Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.	Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix A. All other Audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-CEN and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix A. All other Audit-related services not listed in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.	Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix A. All Tax services in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.	All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix A. Permissible All Other services not listed in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.	Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.	Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Principal Financial and Accounting Officer and must include a detailed description of the services to be rendered. The Fund’s Principal Financial and Accounting Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee or Chairperson of the Audit Committee will be submitted to the Audit Committee by the Fund’s Principal Financial and Accounting Officer, who, after consultation with the Independent Auditors, will discuss whether the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Principal Financial and Accounting Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Principal Financial and Accounting Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund’s Principal Financial and Accounting Officer and management will immediately report to the Chairperson of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Principal Financial and Accounting Officer or any member of management.

9.	Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with the PCAOB’s Ethics and Independence Rule 3526, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.	Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

Morgan Stanley Funds

Morgan Stanley & Co. LLC

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

Morgan Stanley Smith Barney LLC

Morgan Stanley Capital Management LLC

Morgan Stanley Asia Limited

Morgan Stanley Services Group

(e)(2)	Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)	Not Applicable.

(g)	See table above.

(h)	The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

APPENDIX A

Pre-Approved Audit Services

Service Range of Fees
	The Fund(s)	Covered Entities
Statutory audits or financial audits for the Funds	For a complete list of fees, please contact the legal department **	N/A

Services associated with SEC registration statements (including new fund filings/seed audits), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end fund offerings, consents), and assistance in responding to SEC comment letters

	*	*

Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under SEC rules, some consultations may be “audit related” services rather than “audit” services)

	*	*

Pre-Approved Audit-Related Services

Service Range of Fees
	The Fund(s)	Covered Entities
Attest procedures not required by statute or regulation	*	*
Due diligence services pertaining to potential fund mergers	*	*

Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be “audit” services rather than “audit-related” services)

	*	*
General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act	*	*

Pre-Approved Tax Services

Service Range of Fees
	The Fund(s)	Covered Entities
U.S. federal, state and local tax planning and advice	*	*
U.S. federal, state and local tax compliance	*	*
International tax planning and advice	*	*
International tax compliance	*	*
Review/preparation of federal, state, local and international income, franchise, and other tax returns	$450,000 PwC	N/A
Identification of Passive Foreign Investment Companies PwC ITV Tool – assist in determining which Fund holdings have foreign capital gains tax exposure	$150,000 PwC $125,000 PwC	* *

Foreign Tax Services - Preparation of local foreign tax returns and assistance with local tax compliance issues (including maintenance of transaction schedules, assistance in periodic tax remittances, tax registration, representing funds before foreign revenue authorities and assistance with assessment orders)

	$500,000 PwC	*
Assistance with tax audits and appeals before the IRS and similar state, local and foreign agencies	*	*
Tax advice and assistance regarding statutory, regulatory or administrative developments (e.g., excise tax reviews, evaluation of Fund’s tax compliance function)	*	*

Pre-Approved All Other Services

Service Range of Fees
	The Fund(s)	Covered Entities
Risk management advisory services, e.g., assessment and testing of security infrastructure controls	*	*

*Aggregate fees related to the pre-approved services will be limited to 10% of the 2021/2022 annual fees for audit and tax services (see fee schedule distributed by the Auditors).

** Audit and tax services for new funds/portfolios will be subject to the maximum audit and tax fee for a fund/portfolio on fee schedule distributed by the Auditors.

Prohibited Non-Audit Services

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser or investment banking services

•	Legal services

•	Expert services unrelated to the audit

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS. Not applicable to the Registrant.

ITEM 6.	INVESTMENTS.

(a)	Schedule of Investments. Refer to Item 1.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Morgan Stanley

Morgan Stanley Investment Management Equity Proxy Voting Policy and Procedures

1.       Policy Statement

Morgan Stanley Investment Management’s policy and procedures for voting proxies, the Equity Proxy Voting Policy and Procedures (the “Policy”), with respect to securities held in the accounts of clients applies to those Morgan Stanley Investment Management (“MSIM”) entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies.1 For purposes of this Policy, clients shall include: Morgan Stanley U.S. registered investment companies, other Morgan Stanley pooled investment vehicles, and MSIM separately managed accounts (including accounts for Employee Retirement Income Security (“ERISA”) clients and ERISA-equivalent clients). This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asia Limited, Morgan Stanley Investment Management (Japan) Co. Limited, Morgan Stanley Investment Management Private Limited, MS 522 CLO Manager LLC, and MS 522 CLO CM LLC (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

1 This Policy does not apply to MSIM’s authority to exercise certain decision-making rights associated with investments in loans and other fixed income instruments (collectively, for purposes hereof, “Fixed Income Instruments”).

Morgan Stanley

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets.

●	With respect to the U.S. registered investment companies sponsored, managed or advised by any MSIM Affiliate (the “MS Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MS Funds.

●	For other pooled investment vehicles (e.g., UCITS), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the relevant governing board.

●	For separately managed accounts (including ERISA and ERISA-equivalent clients), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under the applicable investment advisory agreement or investment management agreement. Where an MSIM Affiliate has the authority to vote proxies on behalf of ERISA and ERISA-equivalent clients, the MSIM Affiliate must do so in accordance with its fiduciary duties under ERISA (and the Internal Revenue Code).

●	In certain situations, a client or its fiduciary may reserve the authority to vote proxies for itself or an outside party or may provide an MSIM Affiliate with a statement of proxy voting policy. The MSIM Affiliate will comply with the client’s policy.

An MSIM Affiliate will not vote proxies unless the investment management agreement, investment advisory agreement or other authority explicitly authorizes the MSIM Affiliate to vote proxies.

MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”) and this Policy. In addition to voting proxies of portfolio companies, MSIM routinely engages with the management or board of companies in which we invest on a range of environmental, social and governance issues. Governance is a window into or proxy for management and board quality. MSIM engages with companies where we have larger positions, voting issues are material or where we believe we can make a positive impact on the governance structure. MSIM’s engagement process, through private communication with companies, allows us to understand the governance structures at investee companies and better inform our voting decisions.

Retention and Oversight of Proxy Advisory Firms

Institutional Shareholder Services (“ISS”) and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, record retention, ballot processing and voting recommendations.

Morgan Stanley

To facilitate proxy voting MSIM has retained Research Providers to provide company level reports that summarize key data elements contained within an issuer’s proxy statement. Although we are aware of the voting recommendations included in the Research Providers’ company level reports, these recommendations are not an input into our vote nor is any potential vote prepopulated based on a Research Provider’s research. MSIM votes all proxies based on its own proxy voting policies in the best interests of each client. In addition to research, MSIM retains ISS to provide vote execution, reporting, and recordkeeping services.

As part of MSIM’s ongoing oversight of the Research Providers, MSIM performs periodic due diligence on the Research Providers. Topics of the reviews include, but are not limited to, conflicts of interest, methodologies for developing their policies and vote recommendations, and resources.

Voting Proxies for Certain Non-U.S. Companies

Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

Securities Lending

MS Funds or any other investment vehicle sponsored, managed or advised by an MSIM affiliate may participate in a securities lending program through a third party provider. The voting rights for shares that are out on loan are transferred to the borrower and therefore, the lender (i.e., an MS Fund or another investment vehicle sponsored, managed or advised by an MSIM affiliate) is not entitled to vote the lent shares at the company meeting. In general, MSIM believes the revenue received from the lending program outweighs the ability to vote and we will not recall shares for the purpose of voting. However, in cases in which MSIM believes the right to vote outweighs the revenue received, we reserve the right to recall the shares on loan on a best efforts basis.

2.     General Proxy Voting Guidelines

To promote consistency in voting proxies on behalf of our clients, we follow this Policy (subject to any exception set forth herein). The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP (Morgan Stanley AIP”) will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

Morgan Stanley

We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.

We may abstain from or vote against matters for which disclosure is inadequate.

A.   Routine Matters

We generally support routine management proposals. The following are examples of routine management proposals:

◾	Approval of financial statements and auditor reports if delivered with an unqualified auditor’s opinion.

◾	General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e., an uncontested corporate transaction), the adjournment request will be supported. We do not support proposals that allow companies to call a special meeting with a short (generally two weeks or less) time frame for review. We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B.   Board of Directors

◾	Election of directors:

Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

◾	We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe the board has not been sufficiently forthcoming with information on key governance or other material matters.

◾	We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent.

Morgan Stanley

a.	At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent. In markets where board independence is not the norm (e.g. Japan), however, we consider factors including whether a board of a controlled company includes independent members who can be expected to look out for interests of minority holders.

b.	We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

◾	Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation/remuneration, nominating/governance or audit committee.

◾	We consider withholding support from or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis.

◾	We consider withholding support from or voting against nominees if in our view there has been insufficient board renewal (turnover), particularly in the context of extended poor company performance. Also, if the board has failed to consider diversity, including but not limited to, gender and ethnicity, in its board composition.

◾	We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be sseen as a basis for opposing one or more incumbent nominees.

◾	In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also consider voting against the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

Morgan Stanley

◾	We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

◾	We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee’s board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

◾	We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than five public company boards (excluding investment companies), or public company CEOs that serve on more than two outside boards given level of time commitment required in their primary job.

◾	We consider withholding support from or voting against a nominee where we believe executive remuneration practices are poor, particularly if the company does not offer shareholders a separate “say-on-pay” advisory vote on pay.

◾	Discharge of directors’ duties:

In markets where an annual discharge of directors’ responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

◾	Board independence:

We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66⅔%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

◾	Board diversity:

We generally support shareholder proposals urging diversity of board membership with respect to gender, race or other factors where we believe the board has failed to take these factors into account.

◾	Majority voting:

We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

Morgan Stanley

●	Proxy access:

We consider proposals on procedures for inclusion of shareholder nominees and to have those nominees included in the company’s proxy statement and on the company’s proxy ballot on a case-by-case basis. Considerations include ownership thresholds, holding periods, the number of directors that shareholders may nominate and any restrictions on forming a group.

●	Reimbursement for dissident nominees:

We generally support well-crafted U.S. shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees.

●	Proposals to elect directors more frequently:

In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to “declassify” the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this change given particular circumstances at the company at the time of the vote on such proposal. As indicated above, outside the United States we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards.

●	Cumulative voting:

We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

●	Separation of Chairman and CEO positions:

We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint an independent Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context. In the United States, we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any evidence of entrenchment or perceived risk that power is overly concentrated in a single individual.

●	Director retirement age and term limits:

Proposals setting or recommending director retirement ages or director term limits are voted on a case-by-case basis that includes consideration of company performance, the rate of board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment.

Morgan Stanley

●	Proposals to limit directors’ liability and/or broaden indemnification of officers and directors:

Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of their duties.

C.   Statutory Auditor Boards

The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company’s articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

D.   Corporate Transactions and Proxy Fights

We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case- by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by- case basis.

E.    Changes in Capital Structure

◾	We generally support the following:

◾	Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

◾	U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

◾	U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

◾	Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would have preemptive rights for any issuance under a proposal for standing share issuance authority. We generally consider market-specific guidance in making these decisions; for example, in the U.K. market we usually follow Association of British Insurers’ (“ABI”) guidance, although company-specific factors may be considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance.

Morgan Stanley

◾	Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

◾	Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

◾	Management proposals to effect stock splits.

◾	Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

◾	Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

◾	We generally oppose the following (notwithstanding management support):

◾	Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

◾	Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.

◾	Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

◾	Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

Morgan Stanley

F. Takeover Defenses and Shareholder Rights

◾	Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

◾	Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements. Also, we oppose provisions that do not allow shareholders any right to amend the charter of bylaws.

◾	Shareholders right to call a special meeting: We consider proposals to enhance a shareholder’s rights to call meetings on a case-by-case basis. At large-cap U.S. companies, we generally support efforts to establish the right of holders of 10% or more of shares to call special meetings, unless the board or state law has set a policy or law establishing such rights at a threshold that we believe to be acceptable.

◾	Written consent rights: In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis.

◾	Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

◾	Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

◾	Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.

G. Auditors

We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

Morgan Stanley

H. Executive and Director Remuneration

◾	We generally support the following:

◾	Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

◾	Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

◾	Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less.

◾	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

◾	We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

◾	In the U.S. context, we generally vote against shareholder proposals requiring shareholder approval of all severance agreements, but we generally support proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) or proposals that require companies to adopt a provision requiring an executive to receive accelerated vesting of equity awards if there is a change of control and the executive is terminated. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such shareholder proposals where we consider SERPs excessive.

◾	Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider factors including whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

Morgan Stanley

◾	We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.

◾	We generally support shareholder proposals for reasonable “claw-back” provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

◾	Management proposals effectively to re-price stock options are considered on a case-by- case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

◾	Say-on-Pay: We consider proposals relating to an advisory vote on remuneration on a case-by-case basis. Considerations include a review of the relationship between executive remuneration and performance based on operating trends and total shareholder return over multiple performance periods. In addition, we review remuneration structures and potential poor pay practices, including relative magnitude of pay, discretionary bonus awards, tax gross ups, change-in-control features, internal pay equity and peer group construction. As long-term investors, we support remuneration policies that align with long-term shareholder returns.

I. Social and Environmental Issues

Shareholders in the United States and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular social and environmental matters. As MSIM believes that relevant social and environmental issues can influence risk and return, we consider how to vote on proposals related to social and environmental issues on a case-by-case basis by determining the relevance of social and environmental issues identified in the proposal and their likely impacts on shareholder value. In reviewing proposals on social and environmental issues, we consider a company’s current disclosures and our understanding of the company’s management of material social and environmental issues in comparison to peers. We seek to balance concerns on reputational and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management prerogatives. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value and we may oppose proposals that intrude excessively on management prerogatives and/or board discretion. We generally vote against proposals requesting reports or actions that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs.

Morgan Stanley

Environmental Issues:

We generally support proposals that, if implemented, would enhance useful disclosure, such as disclosures aligned with SASB (Sustainability Accounting Standards Board) and the TCFD (Task Force on Climate-related Financial Disclosures). We also generally support proposals that aim to meaningfully reduce or mitigate a company’s impact on the global climate.

Social Issues:

We generally support proposals that, if implemented, would enhance useful disclosure on employee and board diversity, including gender, race, and other factors. We consider proposals on other social issues on a case-by-case basis but generally support proposals that seek to enhance useful disclosure on material issues such as human rights risks, supply chain management and human capital management.

J. Funds of Funds

Certain MS Funds advised by an MSIM Affiliate invest only in other MS Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee. In markets where proportional voting is not available we will not vote at the meeting, unless otherwise determined by the Proxy Review Committee. Other MS Funds invest in unaffiliated funds. If an unaffiliated underlying fund has a shareholder meeting and the MS Fund owns more than 25% of the voting shares of the underlying fund, the MS Fund will vote its shares in the unaffiliated underlying fund in the same proportion as the votes of the other shareholders of the underlying fund to the extent possible.

3.   Administration of the Policy

The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for the Policy. The Committee consists of investment professionals who represent the different investment disciplines and geographic locations of MSIM, and is chaired by the director of the Global Stewardship Team (“GST”) Because proxy voting is an investment responsibility and may affect shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes. The GST administers and implements the Policy, as well as monitoring services provided by the proxy advisory firms and other research providers used in the proxy voting process. The GST Director is responsible for identifying issues that require Committee deliberation or ratification. The GST, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines.

Morgan Stanley

The GST has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance. The Committee may periodically review and has the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

GST and members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in client accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the GST will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

A. Committee Procedures

The Committee meets at least quarterly, and reviews and considers changes to the Policy at least annually. Through meetings and/or written communications, the Committee is responsible for monitoring and ratifying “split votes” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy). The Committee will review developing issues and approve upcoming votes, as appropriate, for matters as requested by GST.

The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes.

B. Material Conflicts of Interest

In addition to the procedures discussed above, if the GST Director determines that an issue raises a material conflict of interest, the GST Director may request a special committee (“Special Committee”) to review, and recommend a course of action with respect to, the conflict(s) in question.

A potential material conflict of interest could exist in the following situations, among others:

◾	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.

◾	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MS Funds, as described herein.

Morgan Stanley

◾	Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

◾	One of Morgan Stanley’s independent directors or one of MS Funds’ directors also serves on the board of directors or is a nominee for election to the board of directors of a company held by an MS Fund or affiliate.

If the GST Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

◾	If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

◾	If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers consulted have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

◾	If the Research Providers’ recommendations differ, the GST Director will refer the matter to a Special Committee to vote on the proposal, as appropriate.

Any Special Committee shall be comprised of the GST Director, and at least two portfolio managers (preferably members of the Committee), as approved by the Committee. The GST Director may request non-voting participation by MSIM’s General Counsel or his/her designee and the Chief Compliance Officer or his/her designee. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C. Proxy Voting Reporting

The CGT will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the GST for a period of at least six years. To the extent these decisions relate to a security held by an MS Fund, the GST will report the decisions to each applicable Board of Trustees/Directors of those MS Funds (the “Board”) at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

In addition, to the extent that Committee and Special Committee decisions and actions relate to a security held by other pooled investment vehicles, the GST will report the decisions to the relevant governing board of the pooled investment vehicle. MSIM will promptly provide a copy of this Policy to any client requesting it.

MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

MSIM’s Legal Department, in conjunction with GST and GST IT for MS Fund reporting and with the AIP investment team for AIP Closed-End 40 Act Fund reporting, is responsible for filing an annual Form N-PX on behalf of each MS Fund and AIP Closed-End 40 Act Fund for which such filing is required, indicating how all proxies were voted with respect to each such fund’s holdings.

Morgan Stanley

Also, MSIM maintains voting records of individual agenda items a company meetings in a searchable database on its website on a rolling 12-month basis.

In addition, ISS provides vote execution, reporting and recordkeeping services to MSIM.

4.   Recordkeeping

Records are retained in accordance with Morgan Stanley’s Global Information Management Policy, which establishes general Firm-wide standards and procedures regarding the retention, handling, and destruction of official books and records and other information of legal or operational significance. The Global Information Management Policy incorporates Morgan Stanley’s Master Retention Schedule, which lists various record classes and associated retention periods on a global basis.

Approved by the Board September 2015, September 27–28, 2016, September 27–28, 2017, October 3–4, 2018, and September 24–25, 2019; and September 30 – October 1, 2020.

Appendix A

Appendix A applies to the following accounts managed by Morgan Stanley AIP GP LP (i) closed- end funds registered under the Investment Company Act of 1940, as amended; (ii) discretionary separate accounts; (iii) unregistered funds; and (iv) non-discretionary accounts offered in connection with AIP’s Custom Advisory Portfolio Solutions service. Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Fund of Hedge Funds investment team, the Private Markets investment team or the Portfolio Solutions team of AIP. A summary of decisions made by the applicable investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Morgan Stanley

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.	Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.	Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) This Information is as of December 3, 2021

Mark L.W. van der Zwan, CFA. Mr. van der Zwan is a Managing Director of Morgan Stanley Investment Management (“MSIM”). Effective July 2016, Mr. van der Zwan began serving as Chief Investment Officer and Head of the Morgan Stanley AIP Hedge Fund team and, since 2006, he has been a portfolio manager for several Morgan Stanley AIP Hedge Fund team portfolios, including the Fund since its inception. Mr. van der Zwan has more than 20 years of relevant industry experience. He is also a member of the Investment Committee. Prior to joining MSIM, he was a senior consultant with Alan D. Biller & Associates, Inc., an institutional investment consulting firm with approximately $70 billion in assets under advisory. He has also held various positions at the National Research Council of Canada where he conducted advanced computational modeling research. Mr. van der Zwan received both a B.Sc. with honors in chemistry and an M.B.A. in finance from Queen’s University in Ontario, Canada. Mr. van der Zwan holds the Chartered Financial Analyst designation.

Ken Michlitsch. Mr. Michlitsch is a Managing Director of Morgan Stanley Investment Management (MSIM) and Portfolio Manager for the AIP Alternative Lending Group. He joined MSIM in 2011 and has more than 20 years of professional experience. Prior to joining the firm, Mr. Michlitsch was a Portfolio Manager and Financials Analyst at a multi-asset class hedge fund. He also developed an online marketplace utilizing a novel price discovery method. Mr. Michlitsch previously was part of the founding team at multiple venture capital-backed medical technology companies, and he contributed to the earliest stage development at medtech companies that were acquired for over $1 billion in aggregate. Earlier in his career, Mr. Michlitsch served as Director of Product Strategy & Intellectual Property at Jomed Inc., as Technical Advisor at Fish & Neave LLP, and as Mechanical Engineer at Lawrence Livermore National Laboratory. Mr. Michlitsch is an inventor on over 50 U.S. patents. He received SB and SM degrees in Mechanical Engineering from MIT, as well as an M.B.A. with Honors in Finance from the Wharton School of the University of Pennsylvania.

Jarrod Quigley, CFA. Mr. Quigley is a portfolio manager on the AIP Hedge Fund team within Morgan Stanley Investment Management, focusing on relative value, mortgage and secondaries strategies; he is also a member of the Investment Committee. He joined Morgan Stanley Investment Management in 2004 and has 15 years of industry experience. Prior to joining the firm, Mr. Quigley was an investment banking analyst in the financial institutions group of A.G. Edwards & Sons. Previously, he worked as a summer finance analyst for Lehman Brothers, where he focused on equity derivatives. Mr. Quigley received a B.S. summa cum laude in finance from Babson College where he was also valedictorian. He holds the Chartered Financial Analyst designation.

(a)(2)(i-iii)	Other Accounts Managed by the Portfolio Managers

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

The following tables show information regarding accounts (other than the Fund) managed by each named portfolio manager as of September 30, 2021:

Mark L. W. van der Zwan Ken Michlitsch Jarrod Quigley	Number of Accounts	Total Assets in Accounts ($ billion)
Registered Investment Companies	2	314.98
Other Pooled Investment Vehicles[1]	8	817.66
Other Accounts[1]	96	9,195.40

1Of these other accounts, 60 accounts with a total of approximately $5,623.64 billion in assets had performance-based fees.

(a)(2)(iv)	Conflicts of Interest

Potential Conflicts of Interest

The Investment Adviser and/or its affiliates (together “Morgan Stanley”) provide a broad array of discretionary and non-discretionary investment management services and products for institutional accounts and individual investors. In addition, Morgan Stanley is a diversified global financial services firm that engages in a broad spectrum of activities including financial advisory services, asset management activities, sponsoring and managing private investment funds, engaging in broker-dealer transactions and other activities. Investors should be aware that there will be occasions when Morgan Stanley may encounter potential conflicts of interest in connection with its investment management services. In that regard, former Morgan Stanley officers or directors may have investments in or serve as Board members or officers of one or more Platforms—the Investment Adviser will invest the Fund’s assets consistent with the Fund’s investment objective and strategy without respect to such investments or service by former Morgan Stanley officers or directors. The Funds may purchase equity interests in Platforms (including common stock of such Platforms that are also sourcing alternative lending securities for the Fund) pursuant to the Fund’s investment program.

Other Accounts. In addition to responsibilities with respect to the management and investment activities of the Master Fund, the Investment Adviser and its affiliates may have similar responsibilities with respect to various other existing and future pooled investment vehicles and client accounts. Such other private investment funds, registered investment companies and any other existing or future pooled investment vehicles and separately managed accounts advised or managed by the Investment Adviser or any of its affiliates are referred to in this Prospectus collectively as the “Other Accounts.” The existence of such multiple vehicles and accounts necessarily creates a number of potential conflicts of interest.

Investment Activities of the Funds and Other Accounts. In the course of providing investment advisory or other services to Other Accounts, the Investment Adviser and its affiliates might come into possession of material, nonpublic information that affects the Investment Adviser’s ability to buy, sell or hold Master Fund investments. In addition, affiliates of the Investment Adviser might own, and effect transactions in, securities of companies which the Investment Adviser and/or its affiliates cover in investment research materials or to whom affiliates of the Investment Adviser provide investment banking services or make a market in such securities, or in which the Investment Adviser, its affiliates and their respective shareholders, members, managers, partners, directors, officers and employees have positions of influence or financial interests. As a result, such persons might possess information relating to such securities that is not known to the individuals of the Investment Adviser responsible for managing the Master Fund’s investments, or might be subject to confidentiality or other restrictions by law, contract or internal procedures.

The terms under which the Investment Adviser and its affiliates provide management and other services to Other Accounts may differ significantly from those applicable to the Master Fund. In particular, arrangements with certain Other Accounts might provide for the Investment Adviser and its affiliates to receive fees that are higher than the Advisory Fees payable by shareholders of the Master Fund. The Investment Adviser does not receive performance-based compensation in respect of its investment management activities on behalf of the Master Fund, but may simultaneously manage Other Accounts for which the Investment Adviser receives greater fees or other compensation (including performance-based fees or allocations) than it receives in respect of the Master Fund, which may create a conflict of interest.

Potential conflicts also may arise due to the fact that certain securities or instruments may be held in some Other Accounts but not in the Master Fund, or certain Other Accounts may have different levels of holdings in certain securities or instruments than those of the Master Fund. In addition, the Investment Adviser or its affiliates may give advice or take action with respect to the investments of one or more Other Accounts that may not be given or taken with respect to the Master Fund or Other Accounts with similar investment programs, objectives, and strategies. Accordingly, the Master Fund and Other Accounts with similar strategies may not hold the same securities or instruments or achieve the same performance. The Investment Adviser and its affiliates also may advise Other Accounts with conflicting programs, objectives or strategies. Different clients, including funds advised by the Investment Adviser or an affiliate, may invest in different classes of securities of the same issuer, depending on the respective client’s investment objectives and policies. As a result, the Investment Adviser and its affiliates may at times seek to satisfy their fiduciary obligations to certain Other Accounts owning one class of securities of a particular issuer by pursuing or enforcing rights on behalf of such Other Accounts with respect to such class of securities, and those activities may have an adverse effect on the Master Fund or certain Other Accounts, which may own a different class of securities of such issuer.

Allocation of Investment Opportunities between Funds and Other Accounts. The Investment Adviser expects to conduct the Master Fund’s investment program in a manner that is similar to the investment programs of certain of the Other Accounts, particularly where the investment objectives and policies of Other Accounts overlap (in whole or in part) with those of the Master Fund. However, there are or are expected to be differences among the Master Fund and the Other Accounts with respect to investment objectives, investment strategies, investment parameters and restrictions, portfolio management personnel, tax considerations, liquidity considerations, legal and/or regulatory considerations, asset levels, timing and size of investor capital contributions and withdrawals, cash flow considerations, available cash, market conditions and other criteria deemed relevant by the Investment Adviser and its affiliates (the nature and extent of the differences will vary from fund to fund). Furthermore, the Investment Adviser may manage or advise multiple Accounts (including Other Accounts in which Morgan Stanley and its personnel have an interest) that have investment objectives that are similar to the Master Fund and that may seek to make investments or sell investments in the same securities or other instruments, sectors or strategies as the Master Fund. This creates potential conflicts, particularly in circumstances where the availability of such investment opportunities is limited.

Notwithstanding these differences, there may be circumstances where the Master Fund and all Other Accounts participate in parallel investment transactions at the same time and on the same terms. The Investment Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Master Fund and any Other Account. To the extent that the Investment Adviser seeks to acquire the same security at the same time for more than one client account, it may not be possible to acquire a sufficiently large quantity of the security, or the price at which the security is obtained for clients may vary. Similarly, clients may not be able to obtain the same price for, or as large an execution of, an order to sell a particular security when the Investment Adviser is trading for more than one account at the same time. If the Investment Adviser manages accounts that engage in short sales of securities of the type in which the Master Fund invests, the Investment Adviser could be seen as harming the performance of the Master Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

Transactions with Affiliates. The Investment Adviser might purchase securities from underwriters or placement agents in which an affiliate is a member of a syndicate or selling group, as a result of which an affiliate might benefit from the purchase through receipt of a fee or otherwise. The Investment Adviser will not purchase securities on behalf of the Master Fund from an affiliate that is acting as a manager of a syndicate or selling group. Purchases by the Investment Adviser on behalf of the Master Fund from an affiliate acting as a placement agent must meet the requirements of applicable law.

Furthermore, Morgan Stanley may face conflicts of interest when the Master Fund uses service providers affiliated with Morgan Stanley because Morgan Stanley receives greater overall fees when they are used.

(a)(3)	Portfolio Manager Compensation Structure

Morgan Stanley’s compensation structure is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to Investment Management employees are generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (IMAP and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee of the Morgan Stanley Board of Directors.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Incentive compensation. In addition to base compensation, portfolio managers may receive discretionary year-end compensation.

Incentive compensation may include:

• Cash Bonus.

• Deferred Compensation:

•	A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.

•	IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of the Advisor’s clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by Investment Management. Portfolio managers are required to notionally invest a minimum of 25% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.

·	Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition, cause (i.e., any act or omission that constitutes a breach of obligation to the Company, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information, and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of the Firm’s consolidated financial results, constitutes a violation of the Firm’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.

Investment Management compensates employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:

•	Revenue and profitability of the business and/or each fund/accounts managed by the portfolio manager

•	Revenue and profitability of the Firm

•	Return on equity and risk factors of both the business units and Morgan Stanley

•	Assets managed by the portfolio manager

•	External market conditions

•	New business development and business sustainability

•	Contribution to client objectives

•	The pre-tax investment performance of the funds/accounts managed by the portfolio manager (which may, in certain cases, be measured against the applicable benchmark(s) and/or peer group(s) over one, three and five-year periods.

•	Individual contribution and performance

Further, the Firm’s Global Incentive Compensation Discretion Policy requires compensation managers to consider only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley’s core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.

(a)(4)	Securities Ownership of Portfolio Managers

As of September 30, 2021, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

Mark L. W. van der Zwan:	None
Ken Michlitsch:	None
Jarrod Quigley:	None

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)	There were no changes in the Registrant's internal control over financial reporting that occurred during the Registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a)

(1)	The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications of Principal Executive Officer and Principal Financial Officer are attached to this report as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AIP ALTERNATIVE LENDING FUND P

By:	/s/ John H. Gernon
Name: John H. Gernon
Title: President
Date: December 3, 2021

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	s/ John H. Gernon
Name: John H. Gernon
Title: Principal Executive Officer
Date: December 3, 2021

By:	/s/ Francis J. Smith
Name: Francis J. Smith
Title: Principal Financial Officer
Date: December 3, 2021

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